Babson Funds

Semiannual Report

December 31, 1999

Equities
 Enterprise Fund
 Enterprise Fund II
 Growth Fund
 Shadow Stock Fund
 Value Fund
 International Fund

Fixed Income
 Bond Trust
 Money Market Fund
 Tax-Free Income Fund

Babson Funds

Jones & Babson Distributors
A Member of the Generali Group


Table of Contents

Economic Review                   1
Babson Enterprise Fund            2
Babson Enterprise Fund II         5
Babson Growth Fund                8
Shadow Stock Fund                11
Babson Value Fund                16
Babson-Stewart Ivory
International Fund               19
Babson Bond Trust                23
Babson Bond Trust
Portfolio L                      25
Babson Bond Trust
Portfolio S                      29
Babson Money Market Fund         33
Babson Money Market Fund
Prime                            34
Babson Money Market Fund
Federal                          35
Babson Tax-Free Income Fund      36
Babson Tax-Free Income Fund
Portfolio L                      37
Babson Tax-Free Income Fund
Portfolio S                      39
Babson Tax-Free Income Fund
Portfolio MM                     41
Statements of Assets
and Liabilities                  44
Statements of Operations         46
Statements of Changes
in Net Assets                    48
Notes to Financial Statements    52
Financial Highlights             54

Message to our Shareholders

It is with a great deal of pride and
excitement, and a little sadness, that I am retiring as President and CEO as of the end of January. I'll be passing the torch to Steve Soden, our Chairman since 1993.

I have been at the company for 16 years, and have been President since 1985. During that time assets have grown tenfold, we've added new Funds and Fund families, extended services, entered new marketplaces, and have dramatically increased our use of technology.
It's been a very rewarding challenge, and a real honor to bring the Funds into the 21st century.

I was blessed with a group of great people to work with, and we've all grown and achieved together. We've been through a lot, with the acquisition by BMA in 1993, our relocation to new headquarters in 1997 and the transition to our new shareholder processing systems in 1998. It's very satisfying to have had so many loyal, long-term employees. Many of them came to be like a second family.

I want to thank you, as shareholders, for your loyal support. I enjoyed staying close to you, talking to you, listening to you, understanding your frustrations and challenges and appreciating your praise for our Portfolio Managers and staff. It is important that we never lose touch with those we are truly serving. You've stuck with us through fads in the markets, corrections, and some downright difficult times. My goal has been that you be rewarded in the long-run, for sticking with us.

Back in 1968, David L. Babson found himself in the midst of a speculative market driven by high-multiple sector stocks. Sounds something like today's markets, doesn't it? I believe his remarks are as pertinent now as they were thirty-two years ago:

     ". . . there is a silver lining in every cloud . . . performance seekers create wonderful opportunities for those willing to use a little courage and patience to work against them."

     "Remember, it is very easy to measure
your performance, but it isn't easy to
measure the risks you take in seeking that
performance. . . . When we seek spectacular
short-term profits by performance methods, we run the risk of having disastrous long-term results."

Shortly thereafter Mr. Babson was vindicated for his fundamental-driven approach. Since then we've been vindicated numerous times, simply by keeping the courage of our convictions and staying with our fundamental, bottom-up investment philosophy. I know we'll be vindicated this time around too.

Again, thanks for so many years of loyalty, support and investments. I am leaving with a terrific management team in place. They know the company well, and the transition should be seamless. I've known Steve for many years, as a friend and colleague, and through his leadership, the best is yet to come.

See you on the golf course!

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President


Economic Review

This past year will be remembered for its surprising strength. At the beginning of 1999, some economists were calling for a recession, and most were expecting growth of only 2%.
Instead, real Gross Domestic Product advanced at nearly twice this rate.

Part of the reason for this unexpected vigor stems from the continued shift in the nation's resources from the public to the private sector. The swing in recent years in the federal budget from a deficit to a surplus has freed up $400 billion annually for the more efficient private sector to spend and invest.

Another important factor in last year's
strength was the decline in interest rates during the last half of 1998. In response to the Asian crisis that year, the Federal
Reserve lowered short-term rates by three-quarters of a percent and long-term Treasury yields plummeted. These declines energized the interest sensitive sectors of the economy.

The resulting robustness in consumer demand has proven to be so strong and enduring that the Fed reversed course and raised short-term rates by three-quarters of a point during the second half of 1999 in an attempt to lower the economy's overall growth rate from 4% down to 3%. Long-term rates also rose more than one and one-half percent during the year, but consumption showed no sign of slowing. This may be because many consumers refinanced their mortgages in the declining interest rate environment of 1998. By doing this, they locked in the low rates and insulated themselves from the effects of rising rates. Thus, the economy may now not be as sensitive to rising interest rates as many observers believe. Coming at a time when inflationary pressures are rising, the Fed may have to tighten numerous times to rein in growth.

In fact, the economy may even accelerate its pace of growth at the beginning of 2000.
First of all, some consumers withdrew extra cash from their bank accounts in anticipation of problems with the century date change.
Moreover, many companies reported that their customers withheld some orders at the end of 1999 for the same reason. If the start of the New Year sees the extra liquidity being spent by consumers, along with extra factory orders, the result could be even stronger economic growth. The Fed, already worried by the inflationary potential of historically low unemployment, would almost certainly follow with a string of rate hikes to cool off demand.

A major reason why inflation is not rising faster than it is now is that the private sector has spent its additional resources wisely and has been able to increase productivity roughly in line with wage growth. New technology has helped this process tremendously, and the potential for the Internet to revolutionize business-to-business transactions promises to help keep this trend going. Still, the Internet has not repealed the laws of supply and demand, it has only changed the balance between them.
Were it not for the Internet, inflation and interest rates would both be higher than they are now. However, should the economy's growth accelerate further, even Internet generated efficiency gains might not be able to counteract the inflationary pressures posed by a shortage of workers. If the Fed is able to eventually bring growth down to a sustainable level of around 3%, and if the budget surplus and technology allow the private sector to continue to improve productivity, then the expansion could continue for a long time.

David L. Babson & Co. Inc.


BABSON ENTERPRISE FUND

Babson Enterprise Fund's total return (price change and reinvested distributions) was -10.16% for the six months, and - 7.26% for the year ended December 31, 1999, compared to 10.96% and 21.26%, respectively, for the unmanaged Russell 2000 index, and -6.41% and -1.49%, respectively, for the unmanaged Russell 2000 Value index.

Average annual compounded total returns for five and ten year periods as of December 31, 1999, were 8.98% and 10.63%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The market factors affecting the Fund's performance last year were the growth orientation of the small cap markets and specifically the stellar run-up in the technology sector. The unmanaged Russell 2000 Growth index soared to a double-digit gain in 1999, along with the Russell 2000's technology sector, which was up 65% in the fourth quarter. Meanwhile, the Russell 2000 Value index posted a loss.

We didn't invest in many high-tech companies, which hurt the Fund's performance, but the unreasonably high prices of many of these stocks simply do not fit the conservative, earnings-driven value approach of Babson Enterprise Fund. We do, however, invest in such companies as Spectrum Control, a technology stock that is, paradoxically, a classic example of a Babson Enterprise Fund holding. The stock traded at $5 with little institutional interest when we began to purchase it in mid-1997. The company manufactures filters and connectors that go into telecommunications equipment. Spectrum has also completed several acquisitions that should dramatically increase its long-term earnings potential. Despite having increased by 150% from our purchase price, the stock trades at only 17x its expected earnings, which we expect to grow at 25% or more for the next several years.

Our company specific research indicates that the U.S. economy remains healthy. We are therefore overweighted in sectors such as materials and processing, producer durables, and consumer discretionary services. Retail holdings like Fred's and Petco are reporting impressive gains in same-store sales and earning per share, but trade at a sizable price/earnings discount to other category-dominant retailers.

In the past, increased acquisition activity of smaller companies has been an early sign of a turn in the attractiveness of small cap investing. In 1999, Babson Enterprise Fund had almost a dozen companies acquired or with acquisitions pending as of year-end. Most of these involved a buyout by a larger corporation at a significant price premium, implying that strategic buyers perceive an opportunity in the current valuation gap between small and large companies. Given the Fund's efforts to concentrate its holdings among leaders in attractive markets, it is no surprise that our holdings were so often the target of external interest.

Another indicator of a turn toward small caps may be the Russell 2000's outperformance of the large cap S&P 500 for the first year since 1993, even if it was by just a small amount. In late 1990 and 1991, the markets began to favor smaller capitalization stocks after a prolonged period of large cap outperformance. Small cap growth stocks led the shift then, just as they did in 1999, but small cap value stocks dominated performance for the rest of that small cap cycle, with the Russell 2000 Value index up 59.8% in the 1992-93 period versus 22.2% for the Russell 2000 Growth index. And while past performance is no indicator of future returns, we would be well positioned to reap the rewards should the market turn in that direction again.

Portfolio additions for the six month period:
Bank of the Ozarks - Arkansas community bank
Compx International - office furniture components
Fred's - Southeastern U.S. discount retailer of general
 merchandise and pharmacy goods
Tetra Technologies - products and services for the oil and gas industry
Young Innovations - manufacturer of products used by dentists and dental hygienists

Three companies are no longer in the portfolio due to buyouts:
Furon, Instron, and Nichols Research. The following were eliminated from the Fund due to fundamentals: Baldwin Piano, CSP, Farrel, INSO, Athey Products, Anderson's, International
Shipholding, Newcor, and Tokheim.

Fund Composition

Top Ten Holdings:                      % of Total

Zygo Corp.                               3.30
Titan Corp.                              3.17
Spectrum Control, Inc.                   2.82
J&J Snack Foods                          2.11
Channell Commercial Corp.                2.10
Oneida Ltd.                              2.09
Penford Corp.                            2.09
Kaneb Services, Inc.                     2.00
Chicago Bridge & Iron Co.                1.92
Alltrista Corp.                          1.92
Total                                   23.52%
Total Securities in Portfolio           73

As of December 31, 1999, statement of assets. Subject to change.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON ENTERPRISE FUND

SHARES    COMPANY                                             MARKET VALUE


COMMON STOCKS - 95.54%
BASIC MATERIALS - 2.09%
140,450   Penford Corp.                                     $   2,422,763

CAPITAL GOODS - 25.90%
138,900   ABC-Naco, Inc.*                                       1,145,925
216,400   American Precision Industries, Inc.                   1,866,450
357,500   Brown & Sharpe Manufacturing Co. Cl. A                  759,687
213,300   Channell Commercial Corp.*                            2,439,619
162,300   Chicago Bridge & Iron Co.                             2,231,625
231,900   Congoleum Corp. Cl. A*                                  927,600
240,763   Corrpro Companies, Inc.                               1,414,483
 62,300   Cubic Corp.                                           1,362,812
 50,100   Cuno, Inc.*                                           1,037,227
135,700   Dayton Superior Corp.*                                2,205,125
186,300   EDO Corp.                                             1,094,512
160,400   Engineered Support Systems, Inc.                      1,924,800
134,100   Flir Systems, Inc.*                                   2,179,125
 88,200   K-Tron International, Inc.                            1,190,700
446,800   Lamson & Sessions Co.*                                2,178,150
185,300   Schawk, Inc. Cl. A                                    1,575,050
 64,800   Starrett (L.S.) Co. Cl. A                             1,453,950
 49,200   Terex Corp.                                           1,365,300
154,300   TransTechnology Corp.                                 1,706,944
                                                               30,059,084
CONSUMER CYCLICAL - 15.95%
 85,900   Enesco Group, Inc.                                      950,269
 99,200   Fab Industries, Inc.                                  1,072,600
241,870   Falcon Products, Inc.                                 2,086,129
 61,500   Fred's, Inc.                                            980,156
206,800   Gottschalks, Inc.*                                    1,538,075
194,400   Helen of Troy Ltd.                                    1,409,400
175,100   Interface, Inc.                                       1,006,825
204,400   Jacobson Stores, Inc.                                 1,200,850
102,000   MDC Corp. Cl. A                                         854,250
111,650   Oneida Ltd.                                           2,428,388
 85,800   Petco Animal Supplies, Inc.                           1,276,275
 99,300   Pulaski Furniture Corp.                               1,539,150
318,100   Spartan Motors, Inc.                                  1,391,687
108,200   Swiss Army Brands, Inc.*                                770,925
                                                               18,504,979
CONSUMER STAPLES - 5.54%
 53,300   Genesee Corp. Cl. B                                   1,135,956
119,300   J & J Snack Foods Corp.*                              2,445,650
 36,700   Marsh Supermarkets, Inc. Cl. A                          509,213
 84,700   Marsh Supermarkets, Inc. Cl. B                          857,587
207,200   Northland Cranberries, Inc. Cl. A                     1,243,200
 76,800   Styling Technology Corp.                                240,000
                                                                6,431,606
ENERGY - 4.47%
529,500   Kaneb Services, Inc.*                                 2,316,562
278,300   Matrix Service Co.                                    1,269,744
 94,600   Petroleum Helicopters, Inc. (non-voting)                922,350
 73,700   Petroleum Helicopters, Inc. (voting)                    681,725
                                                                5,190,381
FINANCIAL - 5.57%
 22,000   Bank of the Ozarks, Inc.                                429,000
124,940   Capital Corp. of the West                             1,218,165
 86,200   Cass Commercial Corp.                                 1,745,550
 91,800   Haven Bancorp, Inc.                                   1,417,162
143,900   Sterling Financial Corp.                              1,654,850
                                                                6,464,727
HEALTH CARE - 2.77%
140,375   Penwest Pharmaceutical Co.*                           2,140,719
 73,300   Young Innovations, Inc.*                              1,076,594
                                                                3,217,313
MISCELLANEOUS - 7.20%
100,800   Alltrista Corp.*                                      2,230,200
277,683   Jason, Inc.                                           2,013,202
164,300   Kaman Corp. Cl. A                                     2,115,362
 63,000   Sea Containers Ltd. Cl. A                             1,677,375
 12,000   Sea Containers Ltd. Cl. B                               317,250
                                                                8,353,389
TECHNOLOGY - 22.88%
  5,700   Aavid Thermal Technologies*                             140,006
146,700   CEM Corp.*                                            1,577,025
 71,800   Compx International, Inc.                             1,319,325
266,400   Ennis Business Forms                                  2,064,600
176,000   ESCO Electronics Corp.                                2,046,000
 87,400   Landauer, Inc.                                        1,911,875
134,900   MSC Software Corp.                                    1,365,863
148,100   Nashua Corp.                                          1,110,750
 79,700   New England Business Service, Inc.                    1,947,669
172,700   Norstan, Inc.                                         1,100,962
307,500   Spectrum Control, Inc.*                               3,267,188
164,600   Tetra Technologies, Inc.                              1,193,350
 78,000   Titan Corp.*                                          3,675,750
190,300   Zygo Corp.                                            3,829,787
                                                               26,550,150
TRANSPORTATION & SERVICES - 2.19%
 90,200   ABM Industries, Inc.                                  1,837,825
 39,200   Railtex, Inc.*                                          700,700
                                                                2,538,525
UTILITIES - 0.98%
 18,200   E'town Corp.                                          1,132,950

TOTAL COMMON STOCKS                                           110,865,867
(Cost $116,266,410)

FACE
AMOUNT    COMPANY                                             MARKET VALUE

REPURCHASE AGREEMENT - 4.52%
$ 5,250,000    UMB Bank, n.a.,
               3.00%, due January 3, 2000
               (Collateralized by Federal National
               Mortgage Association Discount Notes,
               due January 18, 2000 with a value
               of $4,553,284 and U.S. Treasury Notes,
               6.25%, due August 31, 2000
               with a value of $802,736)                        5,250,000
(Cost $5,250,000)

TOTAL INVESTMENTS - 100.06%                                   116,115,867
(Cost $121,516,410)

Other assets less liabilities - (0.06%)                           (68,376)

TOTAL NET ASSETS - 100.00%                                  $ 116,047,491

The identified cost of investments owned at December 31, 1999, was the same for federal income tax and book purposes.

Net unrealized depreciation for federal
income tax purposes was $5,400,543, which is comprised of unrealized appreciation of $20,843,104 and unrealized depreciation of $26,243,647.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Enterprise Fund II

The total return (price change and reinvested distributions) of Babson Enterprise Fund II was -1.48% for the six months and 6.16% for the year ended December 31, 1999. Our value-oriented portfolio trailed the unmanaged
Russell 2000 small company index, by 10.96% for the six months and 21.26% for the year ended December 31, 1999, but outperformed the unmanaged Russell 2000 Value index by -6.41% and -1.49%, respectively, for the same periods.

Average annual compounded total returns for five years and the life of the Fund
(inception August 5, 1991) as of December 31,
1999, were 15.67% and 13.19%, respectively.
Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will
fluctuate, and redemption value may be more or less than original cost.

The Russell 2000 index outperformed the
unmanaged large cap Standard & Poor's 500 in the second half of the year as small caps completed their first full calendar year of superior performance since 1993. 1999 saw the largest ever calendar year differential in performance between the Russell 2000 Growth index 43.1% and the Russell 2000 Value index
-1.5%.

The exceptional performance of small cap growth stocks was driven by the technology sector which in 1999 rose more than 100% in the Russell 2000 index. This surge in technology stocks was the result of a rush by investors to obtain exposure to the Internet and other communications technology stocks, practically without regard to valuations and in the absence of reasonable future earnings estimates. History demonstrates that while speculative fervor ebbs and flows on Wall
Street, over the long run stock valuations and underlying earnings are tightly correlated. Therefore we maintain our discipline of investing in undervalued companies that have the potential to significantly improve their earnings through profit margin enhancement.

The Babson Enterprise Fund II portfolio is underweighted relative to the Russell 2000 index in high technology, although certain individual technology names in the portfolio performed quite well in 1999. Our holdings in Titan, Adaptive Broadband, Exar, and Xircom were each up well over 100% in 1999. Titan received USDA approval of its methodology to irradiate ground beef and chicken to eliminate illness-inducing pathogens.
Additionally, expectations grew that the company would spin off a portion of its e-business solutions software unit. Xircom and Exar achieved sizable improvement in their operating fundamentals, while Adaptive
Broadband advanced on more speculative
estimates of potential international growth of wireless communications.

Some of the weaker performing stocks in the portfolio for the six month period and for the year were those of companies which manufacture products to be sold to consumers in the retail marketplace. Huffy announced the closing of its domestic bicycle manufacturing facility and attendant one-time charges. Enesco is experiencing weakening sales from its traditional gift and greeting card retail distribution channel, but is making inroads among mass merchandisers that should sustain long-term growth.

We feel very bullish about the investment return potential for small cap value stocks.
As with the last major turn in favor of
smaller capitalization stocks (late 1990 and 1991), the shift in 1999 was led by small cap growth stocks. After the initial turn to small cap growth stocks in 1991, though, small cap value stocks dominated performance for the rest of that small cap cycle, with the Russell 2000 Value index up 59.8% in the 1992-93 period versus 22.2% for the Russell
2000 Growth index. We believe the Fund is well positioned to profit from a return to popularity of this sector based on its attractive combination of valuation and earnings fundamentals.

Portfolio additions for the six month period:

ADVO - direct mail marketing

Benchmark Electronics - electronics
manufacturing and design

CDI  - staffing and outsourcing

Gardner Denver  - air compressors and blowers

Penton Media - trade magazines, buyer's
guides, and trade shows

Rayovac  - batteries

Stolt Comex Seaway - offshore oil and gas underwater services contractors

Urban Shopping Centers - top-grade super-regional malls and community shopping centers
REIT

Alberto-Culver and Zygo were liquidated from the portfolio due to their valuations, Brush
Wellman, Libbey, and Sturm Ruger were
eliminated based on fundamentals.

Fund Composition

Top Ten Holdings:                     % of Total

BJ's Wholesale Club, Inc.                5.60
True North Communications, Inc.          4.77
Nabors Industries, Inc.                  4.10
Carlisle Companies, Inc.                 4.09
Gerber Scientific, Inc.                  3.58
Sea Containers Ltd. Cl. A                3.55
Cuno, Inc.                               3.40
Central Newspapers, Inc. Cl. A           3.35
Commerce Bancorp, Inc.                   3.34
Miller Herman, Inc.                      3.28
Total                                   39.06%
Total Securities in Portfolio           54

As of December 31, 1999, statement of assets. Subject to change.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON ENTERPRISE FUND II

SHARES    COMPANY                                             MARKET VALUE

COMMON STOCKS - 100.79%
BASIC MATERIALS - 6.28%
118,500   Apogee Enterprises, Inc.                          $     599,906
223,400   Interface, Inc. Cl. A                                 1,284,550
106,000   Metals USA, Inc.*                                       901,000
 32,700   New England Business Service, Inc.                      799,106
 33,498   Wausau-Mosinee Paper Corp.                              391,508
                                                                3,976,070
CAPITAL GOODS - 17.81%
 30,000   Commscope, Inc.*                                      1,209,375
104,100   Cuno, Inc.*                                           2,155,195
 61,400   Foster Wheeler Corp.                                    544,925
103,400   Gerber Scientific, Inc.                               2,268,337
 90,400   Herman Miller, Inc.                                   2,079,200
 88,900   MagneTek, Inc.*                                         683,419
 41,900   Roper Industries, Inc.                                1,584,344
 67,900   Stolt Comex Seaway                                      751,144
                                                               11,275,939
CONSUMER CYCLICAL - 30.48%
 40,000   AC Nielsen Corp.*                                       985,000
 15,800   ADVO, Inc.                                              375,250
 97,200   BJ's Wholesale Club, Inc.                             3,547,800
 53,800   Central Newspapers, Inc. Cl. A                        2,118,375
 49,100   Enesco Group, Inc.                                      543,169
 83,300   Exide Corp.                                             692,431
 81,400   Helen of Troy Ltd.                                      590,150
104,400   Huffy Corp.                                             548,100
110,300   La-Z Boy Chair Co.                                    1,854,419
 35,700   Lee Enterprises, Inc.                                 1,140,169
 35,600   Penton Media, Inc.                                      854,400
116,300   Petco Animal Supplies, Inc.                           1,729,962
 83,200   Stein Mart, Inc.                                        473,200
127,100   Stride Rite Corp.                                       826,150
 67,600   True North Communications, Inc.                       3,020,875
                                                               19,299,450
CONSUMER STAPLES - 3.24%
153,775   PSS World Medical, Inc.                               1,451,252
 31,700   Rayovac Corp.*                                          598,337
                                                                2,049,589
ENERGY - 4.10%
 83,900   Nabors Industries, Inc.*                              2,595,656

FINANCIAL - 13.92%
 15,800   BancFirst Corp.                                         536,213
162,208   Cash America International, Inc.                      1,581,528
 52,231   Commerce Bancorp, Inc.                                2,112,091
 24,860   Community Trust Bancorporation, Inc.                    497,200
 98,600   Golden State Bancorp, Inc.                            1,700,850
 30,200   Golden State Bancorp, Inc.
             Litigation Tracking Warrants*                         26,425
 34,500   Haven Bancorp, Inc.                                     532,594
 48,600   S.L. Green Realty Corp.                               1,057,050
 28,400   Urban Shopping Centers                                  770,350
                                                                8,814,301
MISCELLANEOUS - 9.88%
 72,000   Carlisle Companies, Inc.                              2,592,000
  4,800   CDI, Inc.*                                              115,800
  3,100   Gardner Denver, Inc.                                     51,731
 90,500   Kaman Corp. Cl. A                                     1,165,188
 84,300   Sea Containers Ltd. Cl. A                             2,244,487
  3,200   Sea Containers Ltd. Cl. B                                84,600
                                                                6,253,806
TECHNOLOGY - 13.43%
 13,200   Adaptive Broadband Corp.*                               974,325
 27,100   Benchmark Electronics                                   621,606
 34,600   Exar Corp. Delaware                                   2,037,075
112,000   Information Resources, Inc.                           1,036,000
 27,500   Newport News Shipbuilding, Inc.                         756,250
 34,600   Titan Corp.*                                          1,630,525
 19,300   Xircom, Inc.*                                         1,447,500
                                                                8,503,281
TRANSPORTATION & SERVICES - 1.65%
 47,100   Circle International Group, Inc.                      1,047,975

TOTAL COMMON STOCKS                                            63,816,067
(Cost $52,642,592)

TOTAL INVESTMENTS - 100.79%                                    63,816,067
(Cost $52,642,592)

Other assets less liabilities - (0.79%)                          (502,278)

TOTAL NET ASSETS - 100.00%                                  $  63,313,789

The identified cost of investments owned at December 31, 1999, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $11,173,475, which is comprised of unrealized appreciation of $20,949,210 and unrealized depreciation of $9,775,735.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Growth Fund

While the unmanaged Standard & Poor's 500 index was up 12.39% in the first six months of 1999, Babson Growth Fund's total return
(price change and reinvested distributions) was only up 2.49%. Since that time the tables have turned, and we've kept pace with or exceeded the S&P 500. We ended up the year with a total return of 12.57%, vs. the S&P
500 at 21.04%, with fourth quarter
performance of 17.97% for the Fund, vs.
14.88% for the S&P 500.

Average annual compounded total returns for five and ten year periods as of December 31, 1999, were 24.99% and 15.34%, respectively.
Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will
fluctuate, and redemption value may be more or less than original cost.

Although we use market indexes as benchmarks, they have not been very true indicators of what has been happening in the market this year. Despite its positive return as a whole, 57% of the individual stocks in the S&P 500 actually declined in 1999.

In the short run, our performance will never directly track the performance of the indexes because of our highly focused portfolio. We hold 40 companies and our top ten holdings comprise 42% of total fund assets, so short-term movements in any one of those holdings can have a great impact on the performance of the Fund. Longer term, we have shown that our shareholders are rewarded by holding larger positions in a smaller group of high-quality companies.

Many of our top holdings, and our largest sector weighting, are in technology. We started 1999 with a technology weighting of about 30%, and closed the year at 44%. For comparison, 30% of the S&P 500 is made up of technology stocks (up from only 13% just three years ago), and 44% of the unmanaged
Russell 1000 Growth index is in technology, reflecting the impact technology has on the markets and the economy today. We're investing in the companies that are building out the Internet infrastructure rather than investing directly in Internet stocks. We invest in companies like Lucent Technology, MCI Worldcom (over 1/2 of all the data on the Internet is carried over their networks globally) and EMC Corporation, the largest manufacturer of network storage equipment.

Babson Growth Fund's overweighting in health care (about 16% of the portfolio, compared to 11% of the S&P) and the negative trends affecting this sector were a drag on performance in 1999. Our strategy to combat those trends is to own companies with attractive valuations (American Home
Products), and to own the drug stocks with deep, broad pipelines, such as Bristol-Myers, Pharmacia & Upjohn and Pfizer. We will also invest in companies like Cardinal Health which benefit from generic competition, and we continue to avoid the health care service companies.

In the finance sector, we're still slightly overweighted. It's been an anemic part of the market to be investing in, primarily because of rising interest rates. We continue to scale back our finance holdings as we selectively add to our technology holdings on price weakness.

Overall we're very optimistic about the
growth prospects of the companies we have in the portfolio. The stocks we hold are primarily of mid- to large-cap growth companies, with proven management teams and market dominant positions in high-growth industries. We have combed the markets to find companies that have sustainable competitive advantages such as patented technology or product lines, economies of scale or branding power to help support their earnings growth throughout market and economic cycles. These companies have the ability to dominate their respective industries and sustain earnings growth over the coming years.

Portfolio additions for the six month period:

Comcast and Cox Communications - operators of cable television systems

Corning - manufacturer of fiber optic cable and equipment for telecommunications

EMC - developer of network storage equipment and software

Flextronics - contract manufacturer of electronic equipment

Home Depot - building supply retailer

Lucent - manufacturer of telecommunications equipment

Nokia - manufacturer and marketer of wireless telecommunications handsets

Solectron -  contract manufacturer of electronic equipment

The following positions were liquidated from the portfolio:

BancAmerica (margin pressure with rising interest rates), Disney (continued slow growth in core entertainment businesses),
Health Management Associates (declining
margins from reduced Medicare reimbursement rates), Herman Miller (completion of recovery in order growth and operating margins), MSC
Industrial (continued weakness in many
industrial end markets), Philip Morris
(increased tobacco litigation risk), Service
Corp. International (slowing death rate with a negative impact on the funeral home industry), and W.W. Wrigley (lack of expected volume growth acceleration).

Fund Composition

Top Ten Holdings:                    % of Total

AT&T Corp. Liberty Media Group          5.45
Microsoft Corp.                         4.90
Cisco Systems, Inc.                     4.70
Vitesse Semiconductor Corp.             4.47
Analog Devices, Inc.                    4.34
Lucent Technologies                     3.94
MCI Worldcom, Inc.                      3.91
EMC Corp.                               3.72
American International Group, Inc..     3.50
Federal Home Loan Mortgage Corp.        3.41
Total                                  42.34%
Total Securities in Portfolio          40

As of December 31, 1999, statement of assets. Subject to change.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON GROWTH FUND

SHARES    COMPANY                                             MARKET VALUE

COMMON STOCKS - 97.92%
BASIC MATERIALS - 1.44%
202,800   Monsanto Co.                                      $   7,224,750

CAPITAL GOODS - 3.25%
105,000   General Electric Co.                                 16,248,750
CONSUMER CYCLICAL - 6.44%
240,200   CVS Corp.                                             9,592,988
 81,400   Corning, Inc.                                        10,495,512
177,000   Home Depot, Inc.                                     12,135,562
                                                               32,224,062
CONSUMER STAPLES - 5.30%
 50,900   Anheuser-Busch Cos., Inc.                             3,607,537
199,800   Gillette Co.                                          8,229,262
107,400   PepsiCo, Inc.                                         3,785,850
307,000   Safeway, Inc.                                        10,917,688
                                                               26,540,337
ENERGY - 1.38%
 85,437   Exxon Mobil Corp.                                     6,883,018

FINANCIAL - 11.42%
161,812   American International Group, Inc.                   17,495,923
  1,665   Berkshire Hathaway, Inc. Cl. B*                       3,046,950
362,200   Federal Home LoanMortgage Corp.                      17,046,037
106,700   Mellon Financial Corp.                                3,634,469
397,512   Paychex, Inc.                                        15,900,480
                                                               57,123,859
HEALTH CARE - 16.00%
218,300   American Home Products Corp.                          8,609,206
551,400   Boston Scientific Corp.                              12,061,875
141,200   Bristol-Myers Squibb Co.                              9,063,275
296,650   Cardinal Health, Inc.                                14,202,119
318,900   Guidant Corp.                                        14,988,300
157,800   Pharmacia & UpJohn, Inc.                              7,101,000
432,100   Pfizer, Inc.                                         14,016,244
                                                               80,042,019
MEDIA & ENTERTAINMENT - 8.40%
480,400   A T & T Corp. Liberty Media Group                    27,262,700
149,800   Comcast Corp.                                         7,171,675
147,900   Cox Communications, Inc.                              7,616,850
                                                               42,051,225
TECHNOLOGY - 44.29%
233,400   Analog Devices, Inc.                                 21,706,200
148,600   Automatic Data Processing, Inc.                       8,005,825
449,000   Cadence Design Systems, Inc.                         10,776,000
219,500   Cisco Systems, Inc.                                  23,513,938
170,200   EMC Corp.                                            18,594,350
104,700   Etec Systems, Inc.*                                   4,698,412
 56,900   Flextronics International Ltd.                        2,617,400
 94,200   KLA Instruments Corp.                                10,491,525
263,200   Lucent Technologies                                  19,690,650
369,150   MCI Worldcom, Inc.                                   19,588,022
197,600   Microchip Technology, Inc.                           13,523,250
210,200   Microsoft Corp.                                      24,540,850
 59,200   Nokia Corp.                                          11,248,000
107,600   Solectron Corp.                                      10,235,450
426,500   Vitesse Semiconductor Corp.                          22,364,594
                                                              221,594,466

TOTAL COMMON STOCKS                                           489,932,486
(Cost $271,322,037)

FACE
AMOUNT    COMPANY                                             MARKET VALUE

REPURCHASE AGREEMENT - 3.99%
$19,950,000    UMB Bank, n.a., 3.00%, due January 3, 2000
               (Collateralized by U.S. Treasury Notes,
               6.25 due 8/31/00 with a of $20,347,579)         19,950,000
(Cost $19,950,000)

TOTAL INVESTMENTS - 101.91%                                   509,882,486
(Cost $291,272,037)

Other assets less liabilities - (1.91%)                        (9,532,671)

TOTAL NET ASSETS - 100.00%                                  $ 500,349,815

The identified cost of investments owned at December 31, 1999, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $218,610,450, which is comprised of unrealized appreciation of $223,855,463 and unrealized depreciation of $5,245,013.

*Non-income producing security

See accompanying Notes to Financial Statements.


Shadow Stock Fund

Over the six months ended December 31, 1999, Shadow Stock Fund's total return (price change and reinvested distributions) was
-1.92%, a very good relative performance vs.
the unmanaged Russell 2000 Value index, which returned -6.41%.

Average annual compounded total returns for one, five and ten year periods as of December
31, 1999, were 4.89%, 14.62% and 11.22%,
respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Shadow Stock Fund invests in very small
companies that have a market capitalization of less than $200 million and that have been neglected by institutional shareholders. The
Fund's investment strategy is based on
academic research that has determined that stocks with low price-to-book values, low institutional ownership, and small market caps outperform the market as a whole over longer investment horizons. In addition to these criteria, we screen the NYSE universe for the stocks that have a price over $5 and income greater than $1 million for each of the previous three fiscal years.

Unfortunately, throughout the last year stock market returns of smaller companies generally paled in comparison to those of larger companies. In an analysis we conducted of companies in the Russell 2000 index, in which we divided that universe between companies with market capitalizations of less than $200 million (those that qualified for the Fund) and those with larger market capitalizations, the larger cap group on average outperformed by 55% points.

Additionally, the widening gulf between value and growth also affected the Fund. This was dramatically reflected in the comparative performances of the Russell 2000 Growth index, which soared to a double-digit gain in 1999, and the Russell 2000 Value index, which posted a loss. Thus the market's preference for larger capitalization growth companies presented significant challenges to our small cap value strategy.

Our management style continues to be bottom up and based on specific screening criteria.
We do not make buy or sell decisions based on a company's inclusion in a particular sector
(our underweighting in heath care and
technology hurt performance in the last six months) or because of stories or rumors. We sell holdings once they have appreciated to the point at which their price-to-book or market cap exceeds two times an upper limit, which is determined in our initial screening process. We also sell holdings if they fall below our price limitations in three consecutive measurement periods. We have also seen a wave of buyouts among our holdings, and we expect that phenomenon to continue as potential acquirers continue to appreciate the values represented in Shadow Stock Fund holdings.

In our view, both the long-term prospects of our holdings and their present valuations remain positive. Performance spreads between the growth and value styles, and between small and large companies, have become so wide that any return to an historically normal relationship will benefit small cap value funds. We have also been encouraged by the acquisition interest in several of our holdings, which we think may indicate a small-cap resurgence in 2000. When small value investing returns to the forefront, Shadow
Stock Fund should do very well.

Portfolio additions for the six month period:

Aegis Realty - real estate investment trust

American Business Financial - financial
services company

Books-A-Million - book retailer

Detection Systems - makes security equipment

II-VI - makes optical laser components

Ontrack Data - computer data service provider

Palex - produces pallets

Prophet 21 - makes and sells business
software for wholesale distributors

Provantage Health - provide pharmacy benefit management services

RWD Technologies - provides information
technology services

The following were received as a result of an acquisition: Computer Sciences, Intervoice-
Brite, Southern Union, and Trenwick.

The following stocks are no longer in the Fund because they were subjects of buyouts:
Colonial Gas, Equitra, Litchfield Financial,
M A R C, O'Sullivan, Rock Bottom Restaurants, and Thermo Power.

The following stocks were eliminated because their price fell below the Fund restrictions:
Advocat, Autologic Information, BEI Medical
Systems, Earl Scheib, Government Technology
Services, Hampton Industries, Kevco, IFR
Systems, Mining Services, Novametrix Medical
Systems, Safety Components, and Span-America
Medical Systems.

The following stocks were eliminated because their market cap exceeded Fund limitations:
BB&T, Computer Sciences, Inacom, IPC
Communications and National Discount Brokers.

Fund Composition

Top Ten Holdings:                    % of Total

E'town Corp.                            2.19
Newport Corp.                           1.83
Aquarion Co.                            1.76
Connecticut Energy Corp.                1.67
Workflow Management, Inc.               1.65
SJW Corp.                               1.41
NUI Corp.                               1.40
Southern Union Co.                      1.38
URS Corp.                               1.36
Todd-AO Corp. Cl. A                     1.34
Total                                  15.99%
Total Securities in Portfolio         232

As of December 31, 1999, statement of assets. Subject to change.


Schedule of Investments

December 31, 1999 (unaudited)

SHADOW STOCK FUND

SHARES    COMPANY                                             MARKET VALUE

COMMON STOCKS - 96.27%
BASIC MATERIALS - 4.64%
14,101    Aceto Corp.                                        $    155,111
 3,300    American Biltrite, Inc.                                  47,025
15,200    American Pacific Corp.                                  129,200
 4,500    Badger Paper Mills, Inc.                                 24,047
 4,480    Baltek Corp.                                             35,000
40,600    Global Industrial Technologies, Inc.*                   522,725
14,900    Palex, Inc.*                                            104,300
13,200    Pitt-Des Moines, Inc.                                   325,050
19,000    Roanoke Electric Steel Corp.                            308,750
 8,500    Stephan Co.                                              34,000
17,500    Tuscarora, Inc.                                         212,187
                                                                1,897,395
CAPITAL GOODS - 16.38%
 8,900    AG Services of America                                  132,944
 7,200    American Technical Ceramics Corp.*                      115,200
11,000    Autocam Corp.                                           198,687
 3,600    Badger Meter, Inc.                                      108,450
15,000    Baker (Michael) Corp.                                    99,375
14,000    Blonder Tongue Labs.*                                    70,000
23,900    Building Material Holding Corp.                         244,975
16,300    Cameron Ashley Building Products, Inc.*                 163,000
21,000    Cascade Corp.                                           192,938
14,800    Ceradyne, Inc.*                                          67,525
19,200    Cherry Corp.                                            204,000
 1,800    Chicago Rivet & Machine Co.                              41,287
14,000    Coastcast Corp.*                                        232,750
 9,300    Diodes, Inc.*                                           199,950
 7,315    Ecology and Environment, Inc. Cl. A                      40,232
19,100    Engle Homes, Inc.                                       229,200
14,800    Exponent, Inc.*                                          98,050
15,000    Farr Co.                                                146,250
14,300    Fibermark, Inc.                                         168,025
18,900    GP Strategies Corp.                                     115,762
11,500    Gehl Co.                                                207,000
 3,150    Graham Corp.                                             20,869
 4,400    Heist (C.H.) Corp.*                                      25,850
23,006    Intermagnetics General Corp.                            201,302
13,100    JLM Industries*                                          44,212
 7,600    Liberty Homes, Inc. Cl. A                                62,225
15,100    M/I Schottenstein Homes, Inc.                           234,994
13,900    Mestek, Inc.*                                           281,475
14,112    Met-Pro Corp.                                           141,120
16,000    Nanometrics, Inc.*                                      322,000
 6,300    Noland Co.                                              112,613
12,000    Northwest Pipe Co.*                                     168,000
 3,000    Oilgear Co.                                              20,625
 5,000    P & F Industries Cl. A*                                  32,188
 3,200    Penn Engineering & Manufacturing Corp. (voting)          74,100
11,900    Penn Engineering & Manufacturing Corp. (non-voting)     275,559
 8,400    Puerto Rican Cement Co., Inc.                           285,600
 5,727    Sames Corp.                                              88,411
10,000    Selas Corp. of America                                   66,875
11,000    Sifco Industries                                         76,313
 9,600    SL Industries, Inc.                                     111,600
10,139    Southwest Water Co.                                     152,085
26,900    Symmetricom, Inc.                                       267,319
25,700    URS Corp.                                               557,369
                                                                6,698,304
CONSUMER CYCLICAL - 14.17%
14,000    AC Moore Arts & Crafts, Inc.*                            81,375
21,600    Amplicon, Inc.                                          248,400
11,300    Ben & Jerry's Homemade, Inc. Cl. A                      281,087
 8,000    Black Hawk Gaming & Development*                         47,000
28,200    Bon-Ton Stores, Inc.*                                   103,987
19,200    Carmike Cinemas, Inc. Cl. A*                            150,000
 9,000    Childtime Learning Centers, Inc.*                       111,375
17,000    Conso Products Co.                                      146,625
 6,750    Decorator Industries, Inc.                               35,859
20,900    Dixie Group, Inc. Cl. A                                 154,137
 9,500    Duckwall-Alto Stores, Inc.                               72,438
12,400    Ellis (Perry) International, Inc.                       144,150
 9,300    ELXSI Corp.                                             118,866
 9,750    Equinox Systems, Inc.                                    87,750
 1,700    Federal Screw Works                                      71,400
13,100    Gart Sports Co.*                                         80,238
 8,400    Globe Business Resources, Inc.*                         108,150
23,200    Gottschalks, Inc.*                                      172,550
8,916     Knape & Vogt Manufacturing Co.                          123,152
10,000    Lacrosse Footwear, Inc.                                  44,375
18,000    Maxwell Shoe, Inc. Cl. A*                               144,000
16,000    Mazel Stores, Inc.*                                     148,000
 4,500    McRae Industries, Inc. Cl. A                             25,313
12,000    Motorcar Parts & Accessories, Inc.*                      13,126
23,000    Navigant International, Inc.*                           268,812
12,000    Nobel Learning Communitys, Inc.                          87,000
11,000    OroAmerica, Inc.*                                        68,750
20,000    Piccadilly Cafeterias, Inc.                              80,000
 5,000    Pulaski Furniture Corp.                                  77,500
16,400    R & B, Inc.*                                             75,850
13,700    Reading Entertainment, Inc.*                             78,775
14,000    Rex Stores Corp.*                                       490,000
10,100    Rocky Shoes & Boots, Inc.*                               77,013
35,200    RPC Energy Services, Inc.                               202,400
 8,400    S & K Famous Brands, Inc.                                49,875
 5,000    Somerset Group, Inc.                                     95,781
23,466    Supreme Industries, Inc. Cl. A                          145,196
30,000    Syms Corp.                                              150,000
39,500    TCBY Enterprises, Inc.                                  150,594
 7,000    Weyco Group, Inc.                                       179,812
10,828    Wolohan Lumber Co.                                      131,290
23,500    Workflow Management, Inc.*                              672,687
                                                                5,794,688
CONSUMER STAPLES - 5.06%
14,000    Books-A-Million, Inc.                                   116,375
11,000    Bowl America, Inc. Cl. A                                 77,000
 9,300    Cagle's, Inc. Cl. A                                     105,788
15,800    Chalone Wine Group Ltd.*                                137,263
 1,700    Foodarama Supermarkets, Inc.*                            33,787
31,200    Frozen Food Express Industries, Inc.                    120,900
 3,200    Genesee Corp. Cl. B                                      68,200
38,200    Ingles Markets, Inc. Cl. A                              424,975
 7,325    Marsh Supermarkets, Inc. Cl. A                          101,634
12,725    Marsh Supermarkets, Inc. Cl. B                          128,841
 5,000    Max & Erma's Restaurants                                 37,188
22,800    Quaker Fabric Corp.                                      96,900
23,250    Sanderson Farms, Inc.                                   199,078
11,400    Seaway Food Town, Inc.                                  185,250
14,000    Swiss Army Brands, Inc.*                                 99,750
 7,000    Triple S Plastics, Inc.*                                 97,125
 8,100    Zaring National Corp.*                                   37,462
                                                                2,067,516
ENERGY - 2.59%
 6,500    Adams Resources & Energy, Inc.                           55,250
29,503    HS Resources, Inc.*                                     508,927
21,500    Key Production, Inc.*                                   158,563
 9,100    Maynard Oil Co.*                                         91,000
10,200    Prima Energy Corp.                                      245,437
                                                                1,059,177
FINANCIAL - 14.30%
 6,400    Aegis Realty, Inc.                                       56,400
 2,900    American Business Financial Services                     34,075
 7,370    Amwest Insurance Group, Inc.                             53,433
10,500    BancInsurance Corp.                                      55,125
19,000    Capitol Transamerica Corp.                              191,187
11,952    Cotton States Life and Health
            Insurance Co.                                         103,086
 6,000    DeWolfe Companies, Inc.                                  40,500
16,000    Donegal Group, Inc.                                     102,000
20,000    EMC Insurance Group, Inc.                               182,500
 8,000    First Cash, Inc.*                                        66,000
13,230    First Albany Companies, Inc.                            191,008
11,000    First Investors Financial
            Services Group, Inc.*                                  59,125
14,500    Guarantee Life Companies, Inc.                          463,547
 7,000    JW Genesis Financial Corp.                              207,375
15,000    Kaye Group, Inc.                                        125,625
 6,000    KBK Capital Corp.*                                       20,250
 5,000    Merchants Group, Inc.                                    97,500
14,883    Meridian Insurance Group, Inc.                          211,153
17,400    Midland Co.                                             361,050
 6,100    Minuteman International, Inc.                            55,662
 3,250    National Security Group, Inc.                            40,016
 6,000    National Western Life Insurance Co.*                    411,750
15,400    Navigators Group, Inc.                                  154,000
16,500    Penn-America Group, Inc.                                127,875
14,000    Penn Treaty American Corp.                              220,500
15,730    Professionals Group, Inc.                               368,672
22,800    PXRE Corp.                                              296,400
20,200    Ragen MacKenzie Group, Inc.*                            363,600
17,200    South Jersey Industries, Inc.                           489,125
14,000    Standard Management Corp.                                66,500
25,000    Stewart Information Services Corp.                      332,812
13,612    Trenwick Group, Inc.                                    230,553
 4,600    Ziegler (The) Companies, Inc.                            68,713
                                                                5,847,117
HEALTH CARE - 0.51%
13,700    Merit Medical Systems, Inc.                              99,325
13,800    Provantage Health Services*                             110,400
                                                                  209,725
MISCELLANEOUS - 3.82%
14,000    Andersons, Inc.                                         115,500
 8,910    Astronics Corp.                                          92,998
 5,600    Detection Systems, Inc.                                  52,850
10,400    Edelbrock Corp.                                         124,800
 2,250    FRM Nexus, Inc.                                           3,234
17,750    Hardinge, Inc.                                          231,859
15,500    Hoenig Group, Inc.                                      143,375
10,600    Primesource Corp.                                        50,350
 4,500    Programming and Systems, Inc.*                            4,500
 3,800    Prophet 21, Inc.*                                        37,525
 1,700    Scope Industries                                         76,925
12,000    Sun Hydraulics Corp.                                     78,000
18,000    Todd-AO Corp. Cl. A                                     549,000
                                                                1,560,916
TECHNOLOGY - 11.62%
 2,100    Allen Organ Co. Cl. B                                    79,800
12,600    BEI Technologies, Inc.                                  192,150
17,320    Bell Industries, Inc.                                   128,818
15,100    Bell Microproducts, Inc.*                               166,100
12,700    CPAC, Inc.                                              103,187
10,000    Data Research Associates, Inc.                           80,000
13,800    Dataram Corp.                                           309,637
13,200    Del Global Technologies Corp.                           102,300
11,400    DRS Technologies, Inc.*                                 111,150
 7,800    Eastern (The) Co.                                       121,875
13,000    EDO Corp.                                                76,375
14,700    Franklin Electronic Publishers, Inc.*                    87,281
14,000    Integrated Measurement System, Inc.*                    197,750
11,000    Interphase Corp.*                                       232,375
21,535    Intervoice-Brite, Inc.                                  500,689
 5,500    Koss Corp.*                                              78,719
 4,800    Moore Products Co.                                      191,400
16,400    Newport Corp.                                           750,300
18,200    Norstan, Inc.                                           116,025
 7,500    Ontrack Data International*                              90,469
16,000    Powell Industries, Inc.*                                110,000
 8,900    Programmer's Paradise, Inc.*                             67,862
 2,900    Quipp, Inc.                                              44,950
 8,000    Refac Technology Develop Corp.                           31,000
11,300    RWD Technologies, Inc.*                                 117,238
22,000    Semitool, Inc.                                          330,000
12,000    TRM Copy Center Corp.*                                   73,500
 8,000    Vertex Communications Corp.*                            164,000
 4,900    II-VI, Inc.                                              98,612
                                                                4,753,562
TRANSPORTATION & SERVICES - 3.16%
12,000    International Shipholding Corp.                         139,500
 4,000    Kenan Transport Co.                                     126,750
30,000    Kitty Hawk, Inc.*                                       206,250
 8,066    KLLM Transport Services, Inc.                            38,313
 9,000    Marten Transport Ltd.                                   115,875
15,500    Old Dominion Freight Line, Inc.*                        166,625
13,000    Pam Transportation Services*                            142,594
 5,000    Petroleum Helicopters, Inc.                              46,250
12,000    Transport Corporation of America, Inc.*                 149,250
17,000    USA Truck, Inc.                                         133,875
 3,350    VSE Corp.                                                25,963
                                                                1,291,245
UTILITIES - 20.02%
14,100    American States Water Co.                               507,600
19,500    Aquarion Co.                                            721,500
 4,000    Atrion Corp.                                             42,500
13,100    Bangor Hydro-Electric Co.                               213,694
 5,000    Berkshire Gas Co.                                       175,000
18,900    Cascade Natural Gas Corp.                               304,762
 8,700    Chesapeake Utilities Corp.                              159,863
17,600    Connecticut Energy Corp.                                684,200
 7,800    Connecticut Water Service, Inc.                         249,600
14,000    CTG Resources, Inc.                                     486,500
 4,000    Delta Natural Gas Company, Inc.                          62,250
 3,300    Dominguez Services Corp.                                 99,825
14,400    E'town Corp.                                            896,400
 6,000    EnergyNorth, Inc.                                       330,375
 6,000    Florida Public Utilities Co.                            102,000
 9,700    Green Mountain Power Corp.                               72,144
 2,500    Maine Public Service Co.                                 43,437
 7,600    Middlesex Water Co.                                     243,200
21,700    NUI Corp.                                               572,338
10,800    Providence Energy Corp.                                 400,950
 2,900    RGC Resources, Inc.                                      63,800
 4,800    SJW Corp.                                               577,200
29,416    Southern Union Co.                                      562,581
14,000    St. Joseph Light & Power Co.                            287,000
 9,176    UNITIL Corp.                                            328,042
                                                                8,186,761

TOTAL COMMON STOCKS                                            39,366,406
(Cost $33,345,529)

FACE
AMOUNT    COMPANY                                             MARKET VALUE

REPURCHASE AGREEMENT - 3.40%
$1,390,000     UMB Bank, n.a., 3.00%, due January 3, 2000
               (Collateralized by U.S. Treasury Notes,
               6.25%, due August 31, 2000 with a value
               of $1,418,338)                                   1,390,000
(Cost $1,390,000)

TOTAL INVESTMENTS - 99.67%                                     40,756,406
(Cost $34,735,529)

Other assets less liabilities - 0.33%                             136,362

TOTAL NET ASSETS - 100.00%                                  $  40,892,768

The identified cost of investments owned at December 31, 1999, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $6,020,877, which is comprised of unrealized appreciation of $11,907,037 and unrealized depreciation of $5,886,160.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Value Fund

It has been a difficult market for value-oriented investors, particularly those with a deep-value, tax-efficient orientation such as ours.
For the six months ended December 31, 1999, Babson
Value Fund's total return (price change and reinvested distributions) was -10.24%, versus the unmanaged S&P/Barra Value index, which lost -1.08% and the unmanaged Standard & Poor's 500, which was up 7.71%.

Average annual compounded total returns for one, five and ten year periods as of December
31, 1999, were 1.09%, 17.01% and 13.80%,
respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The striking difference in returns of the Babson Value Fund and value indexes, as compared to the S&P 500 and other equity markets in general, came down once again to growth vs. value investment styles. In comparing the Russell 2000 Value vs. Russell
2000 Growth over the last six months, there were about 33.2 percentage points difference in performance between those two indexes.
Looking at the larger companies over the same time period, the Russell 1000 Value and the Russell 1000 Growth returns had a spread of 25.5%, with the growth indexes' performance being the most positive in each case.

This disparity has been driven by the
technology sector, the only sector in the S&P
500 that had a positive return in the third quarter. This third quarter technology phenomenon was responsible for our worst quarter in 1999, but its effects extended into the other quarters as well. While the performance extremes of the technology sector drove the markets to new highs, non-technology stocks languished, and anyone who was not heavily weighted in technology suffered. Without its tech stocks, the S&P
500's performance for the calendar year of 1999 would have been 3.1% (vs. actual returns of 21%). We will not compromise our strict value discipline of investing in companies with below-market price-to-earnings (P/E), low price-to-book (P/B) ratios and above-average current yields to chase a sector with P/E ratios in the 100's. As a result, our technology holdings have comprised only about
10% of the portfolio, while the S&P is made up of about 30% technology stocks, up from about 13% just three years ago.

One technology holding that has worked well for Babson Value Fund is Apple Computer, returning 126.9% over the last six months. We have held Apple since 1995, and have been in the position of having to explain our reasoning for holding this stock more than a few times. But our patience paid off. Our average purchase price is $13.5 per share and the stock closed on 12/31/99 at 102 13/16.
Even though it looks more like a growth stock currently, we will continue to hold Apple until its relative strength declines meaningfully.

The period of preference that growth has seen over value has been the longest in recent history, accompanied by unprecedented performance spreads. We believe that this wide performance spread between growth and value is unsustainable. Our philosophy has always been to remain consistent "deep value" investors, buying and holding companies with valuation characteristics that pass our intensive screening process. As we look at the market's brief return to the value style that we experienced in the second quarter, we see that the market generously rewarded the types of companies and sectors that dominate our Fund. In that quarter, the market moved toward favoring deep value stocks - low P/E, low P/B stocks, and toward the basic materials - with a bias toward companies with slightly smaller market capitalizations. This is how our portfolio is positioned. Our belief is that when the market cycle turns back toward the value style, we will be well positioned to reap the rewards.

Portfolio additions for the six month period:

Albertson's - operates a retail food and drug chain

Neiman Marcus Cl. B - received as a spinoff of Harcourt

Raytheon Cl. B - defense and commercial electronics

Too - received as a spinoff of the Limited

Travelers Property Casualty - property/casualty insurer

Four positions were liquidated during the last six months: Aegon was received as a result of Aegon's acquisition of
Transamerica, and liquidated in August,
Illinova was the target of a takeover by Dynegy, and subsequently sold from our value portfolios, Reebok was sold for tax loss purposes, the position was not re-established due to continuing poor fundamentals, and Too was received as a spinoff of the Limited and subsequently sold.

Fund Composition

Top Ten Holdings:                    % of Total

Student Loan Corp.                      3.81
USX-U.S. Steel Group                    2.88
Apple Computer, Inc.                    2.87
United Healthcare Corp.                 2.78
Weyerhaeuser Co.                        2.74
Berkshire Hathaway, Inc. Cl. B          2.74
duPont (E.I.) deNemours & Co.           2.72
Tenet Healthcare                        2.71
Harcourt General, Inc.                  2.70
Atlantic Richfield Co.                  2.69
Total                                  28.64%
Total Securities in Portfolio          43

As of December 31, 1999, statement of assets. Subject to change.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON VALUE FUND

SHARES         COMPANY                                        MARKET VALUE

COMMON STOCKS - 96.01%
BASIC MATERIALS - 15.09%
  340,000   duPont (E.I.) deNemours & Co.                     $  22,397,500
  458,100   Potlatch Corp.                                       20,442,713
  110,400   Martin Marietta Materials, Inc.                       4,526,400
  525,000   Millennium Chemicals, Inc.                           10,368,750
  718,000   USX-U.S. Steel Group                                 23,694,000
  314,500   Weyerhaeuser Co.                                     22,585,031
  436,300   Willamette Industries, Inc.                          20,260,681
                                                                124,275,075
CAPITAL GOODS - 9.58%
  486,000   Boeing Co.                                           20,199,375
  271,100   Hanson PLC, ADR                                      10,962,606
  379,772   Lockheed Martin Corp.                                 8,307,513
  671,700   Raytheon Co. Cl. B                                   17,842,031
1,299,700   Wallace Computer Services, Inc.                      21,607,513
                                                                 78,919,038
CONSUMER CYCLICAL - 11.40%
  689,200   Dana Corp.                                           20,632,925
  551,700   Harcourt General, Inc.                               22,205,925
  897,000   Kmart Corp.                                           9,026,063
  501,000   Limited, Inc.                                        21,699,562
  46,000    Nieman Marcus Group Cl. B*                            1,239,125
  381,058   Penney (J.C.) Co., Inc.                               7,597,344
  375,500   Sears, Roebuck & Co.                                 11,429,281
                                                                 93,830,225
CONSUMER STAPLES - 4.81%
  603,700   Albertson's, Inc.                                    19,469,325
  628,000   Diageo PLC, ADR                                      20,096,000
                                                                 39,565,325
ENERGY - 5.27%
  256,300   Atlantic Richfield Co.                               22,169,950
  350,500   Royal Dutch Petroleum Co.                            21,183,344
                                                                 43,353,294
FINANCIAL - 27.99%
  758,000   Allstate Corp.                                       18,192,000
  123,900   American Express Co.                                 20,598,375
   12,322   Berkshire Hathaway, Inc. Cl. B*                      22,549,260
  262,000   Chase Manhattan Corp.                                20,354,125
  396,000   Citigroup, Inc.                                      22,002,750
  915,000   National City Corp.                                  21,674,063
  480,850   SLM Holding Corp.                                    20,315,912
  628,200   Student Loan Corp.                                   31,331,475
  417,000   Travelers Property Casualty Corp.                    14,282,250
  752,700   U.S. Bancorp                                         17,923,669
  526,330   Wells Fargo & Co.                                    21,283,469
                                                                230,507,348
HEALTH CARE - 7.59%
  310,000   Aetna, Inc.                                          17,301,875
  947,900   Tenet Healthcare                                     22,275,650
  431,000   United Healthcare Corp.                              22,896,875
                                                                 62,474,400
TECHNOLOGY - 7.09%
  230,000   Apple Computer, Inc.                                 23,646,875
  193,000   International Business Machines Corp.                20,844,000
  614,000   Xerox Corp.                                          13,930,125
                                                                 58,421,000
TRANSPORTATION - 4.71%
  615,000   CSX Corp.                                            19,295,625
  780,807   KLM Royal Dutch Airlines                             19,471,374
                                                                 38,766,999
UTILITIES - 2.48%
  575,200   Texas Utilities Co.                                  20,455,550

TOTAL COMMON STOCKS                                             790,568,254
(Cost $611,717,083)

FACE
AMOUNT         COMPANY                                        MARKET VALUE

REPURCHASE AGREEMENT - 3.28%
$27,000,000    UMB Bank, n.a., 3.00%, due January 3, 2000
               (Collateralized by U.S. Treasury Notes,
               6.25%, due August 31, 2000 with a value
               of $27,538,461)                                   27,000,000
(Cost $27,000,000)

TOTAL INVESTMENTS - 99.29%                                      817,568,254
(Cost $638,717,083)

Other assets less liabilities - 0.71%                             5,849,780

TOTAL NET ASSETS - 100.00%                                    $ 823,418,034

The identified cost of investments owned at December 31, 1999, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $178,851,171, which is comprised of unrealized appreciation of $232,294,308 and unrealized depreciation of $53,443,137.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson-Stewart Ivory International Fund

Overall it's been a very good year. Our
performance has exceeded the EAFE benchmark's for the second, third and fourth quarters of 1999. Babson-Stewart Ivory International Fund finished the six months ended December 31, 1999, with a total return (price change and reinvested distributions) of 28.57%, against the EAFE benchmark of 22.27%, giving us a particularly strong end of the year.
Comparisons against the unmanaged Morgan
Stanley Capital International (MSCI) EAFE and other indices are as follows:

                         Investment Results - Total Return
                               Periods Ended 12/31/99

                            Fourth Quarter  Previous Twelve
                                 1999           Months
BSIIF                           21.35%          31.06%
MSCI EAFE* Index**              17.05%          27.30%
MSCI World Index**              16.96%          25.34%
S&P 500 Index**                 14.88%          21.04%
Lipper International Funds
    (avg. funds 677 and
    619, respectively)          24.73%          37.83%
 *Europe, Australia, Far East
**unmanaged

Average annual compounded total returns for five and ten year periods ended December 31, 1999, were 14.06% and 10.35%, respectively.
Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will
fluctuate, and redemption value may be more or less than original cost.

In the early months of 1999 we saw the
markets temporarily favor value companies.
Being a growth-oriented Fund, this negatively impacted our performance. However, in the second half of the year against a backdrop of low inflation and a shallow economic cycle, investors sought out companies with exceptional growth potential. As growth companies found a new lease on life with new products, the Internet, and new technology, we saw a strong switch back to a growth-oriented market.

Throughout the year the economic news got better and better. Europe saw some growth, with some recovery in Germany, and the UK saw buoyant growth in parts of its economy. The
Japanese economy, which had been in recession for a number of years, came out of recession mid-year, and is now expecting a return to real GDP growth. Asia and the emerging markets are benefiting from the positive moves in the world economies.

As of year-end the Fund had 59% of the
portfolio in Europe, 34% in Asia and the Far
East, 2% in other areas including emerging markets, and 5% cash. Despite Europe's generally positive economic climate, investors suffered currency-based losses there as the Euro (which was introduced at the start of 1999) weakened appreciably against the U.S. dollar. We moved money out of continental Europe into Japan this year, (total allocation in Japan currently is 25%) which benefited us since both the Japanese market and currency has been strong. As always, the Fund's country and regional allocations are largely a by-product of our bottom-up decisions.

In our Japanese portfolio there are a number of companies that are being called "New
Japan" companies - operating in service
industries which are fairly new to the
Japanese economy. An example is a company called Secom, a security services company, providing alarm systems and data services to residences and businesses. After we added the stock to our portfolio in 1999 it almost tripled in value.

Looking forward, the global economy appears to be in good shape, which should provide a solid foundation for international investors.
We expect good economic growth for the year
2000, and there doesn't seem to be much
inflationary pressure around the world. Asian economies should continue their recovery and we anticipate European issues to provide a more even contribution to the portfolio, especially as the Euro stabilizes.

Portfolio additions for the six month period:

Australia - Broken Hill (restructuring resources group)

Brazil - Cemig Pref. (electric utility group)

France - Banque Nationale de Paris (beneficiary of banking industry consolidation)

Pinault-Printemps-Redoute (fast-growing specialty retail)

Germany - DePfa (niche financial lender)

Porsche (specialist auto group)

Hong Kong - Cheung Kong (property and industrial holdings)

China Telecom (beneficiary of low cellular penetration rate)

Japan - Fuji Bank (leading banking group)

Japan Airport Terminal (airport operator, beneficiary of airport deregulation)

Nomura (leading brokerage group)

Sanwa Bank (leading banking group)

Netherlands - Buhrmann (office products distributor)

Sweden - Modern Times (free newspaper distributor)

UK - BBA (specialist in friction materials - aerospace, auto use)

Energis (business telecommunications)

SSL (healthcare products, manufacture & distribution)

The following positions were liquidated from the portfolio: Valeo, Vivendi (France),
Hennes & Mauritz (Sweden), ABB (Switzerland),
Nintendo and Olympus Optical (Japan) all achieved their price targets. Pliva (Croatia) and OTE (Greece) were sold to rebalance our European exposure, and Irish Life (Ireland) to rebalance our financial holdings. Ahold, Wolters Kluwer (Netherlands), Jeronimo
Martins (Portugal) and TeleDanmark (Denmark) showed signs of slowing growth rates. Smiths
Industries (UK) and Suzuki (Japan)
experienced slowdowns in their industries, as Danone (France) felt pricing pressure from retailers. Other sales include Cable &
Wireless Communications (UK), subject of corporate reorganization, Northern Rock (UK) on earnings disappointment. In Belgium,
Dolmen Computer Applications was sold after being received as part of a spin-off from Colruyt. Bank Handlowy (Poland) and TIBS
Holdings (Singapore) were liquidated due to delays or concerns with merger plans. In
Japan we also sold Circle K because of their slow pace of restructuring, Taiyo Yuden due to concern at order delays, and Toshiba on valuation concerns. Liquidated positions in
Hong Kong included Gold Peak (lack of
earnings visibility) and V-Tech (short-term earnings outlook dull). The relaxation of exchange controls permitted our sale of Perlis Plantations (Malaysia).


Schedule of Investments

December 31, 1999 (unaudited)

BABSON-STEWART IVORY INTERNATIONAL FUND

SHARES       COMPANY                                          MARKET VALUE

COMMON STOCKS - 94.65%
AUSTRALIA - 2.73%
    27,000   Brambles
             (Transport, plant services)                     $       746,651
    75,000   Broken Hill Proprietary
             (Resources)                                             984,799
    65,000   Lend Lease
             (Real estate)                                           910,631
                                                                   2,642,081
BELGIUM - 0.71%
    12,000   Colruyt
             (Food retailer)                                         689,027

BRAZIL - 0.65%
28,170,000   Cemig
              (Electric utility)                                     631,544

FINLAND - 1.13%
     6,000   Nokia
              (Telecom equipment)                                  1,087,938
FRANCE - 8.47%
     8,000   AXA-UAP
              (Insurance, financial services)                      1,115,338
    12,000   Banque Nationale de Paris
              (Banking)                                            1,107,279
     9,000   Lafarge
              (Building materials, cement)                         1,048,047
     1,000   L' Oreal
              (Cosmetics)                                            802,354
     5,900   Pinault-Printemps-Redoute
              (Specialty retailing)                                1,557,161
    20,000   Sanofi
              (Pharmaceuticals)                                      832,877
    13,000   Total
              (Oil major)                                          1,735,160
                                                                   8,198,216

GERMANY - 4.99%
    10,000   DePfa
              (Mortgage banking)                                     747,453
     6,500   Fresenius
              (Pharmaceuticals, medical equipment)                 1,191,695
     8,000   Mannesmann
              (Telecoms and engineering)                           1,930,082
       350   Porsche
              (Auto manufacturing)                                   958,997
                                                                   4,828,227

HONG KONG - 5.80%
   330,000   Asia Satellite
              (Satellite operator)                                 1,042,195
   180,000   CLP Holdings
              (Electric utility)                                     828,970
    60,000   Cheung Kong
              (Property and investment)                              760,275
   140,000   China Telecom*
              (Telecom utility)                                      873,480
   600,000   HK & China Gas
              (Gas utility)                                          822,024
   270,000   Shaw Bros.
              (T.V. network, film production and distribution)       317,811
 1,100,000   Swire Pacific Cl. B
              (Trading, airlines, real estate)                       962,244
                                                                   5,606,999

HUNGARY - 0.91%
    13,500   Gedeon Richter
              (Pharmaceuticals)                                      882,214

IRELAND - 0.85%
    70,000   Kerry Group
              (Food manufacturer)                                    819,765

ITALY - 2.95%
    20,300   Banca Popolare Di Brescia
              (Banking, financial services)                        1,796,462
    60,000   Luxottica
              (Eyeglass frames)                                    1,053,750
                                                                   2,850,212

JAPAN - 24.56%
    41,000   Bridgestone
              (Tires)                                                902,907
    41,100   Credit Saison
              (Credit card services)                                 716,042
    93,000   Fuji Bank
              (Banking)                                              903,876
    23,000   Fuji Photo
              (Film)                                                 839,679
    38,000   Hosiden
              (Electronic components)                              2,439,855
    19,000   Hoya
              (Opto-electronics)                                   1,497,015
    10,000   Ito-Yokado
              (Supermarket chain)                                  1,086,425
    79,000   Japan Airport Terminal
              (Airport operator)                                     734,560
    10,000   Matsushita Communication
              (Industrial electronics)                             2,642,654
    40,000   Nippon Comsys
              (Telecoms engineering)                                 829,989
    75,000   Nomura
              (Securities house)                                   1,354,360
        55   NTT Mobile Communication
              (Cellular telecommunications)                        2,115,592
    15,300   Promise
              (Consumer lending)                                     778,702
    68,000   Sanwa Bank
              (Banking)                                              827,288
    14,000   Secom
              (Security services)                                  1,541,548
     9,000   Sony
              (Consumer electronics)                               2,669,081
    16,000   Takeda
              (Pharmaceuticals, chemicals)                           790,839
    41,000   Terumo
              (Medical equipment)                                  1,095,527
                                                                  23,765,939

NETHERLANDS - 7.65%
     9,000   Aegon
              (Insurance)                                            869,443
    40,000   Buhrmann
              (Office products supplier)                             602,395
    15,000   Getronics
              (Support services)                                   1,196,731
    20,000   ING Groep
              (Financial services)                                 1,207,611
    20,000   KPN
              (Postal and telecom services)                        1,952,244
    30,000   VNU
              (Publishing)                                         1,576,905
                                                                   7,405,329

PORTUGAL - 1.30%
   115,000   Portugal Telecom
              (Telecom utility)                                    1,261,554

SINGAPORE - 0.98%
    45,680   Overseas Union Bank
              (Banking)                                              267,415
   203,000   Overseas Union Enterprise
              (Hotels, property investment)                          682,558
                                                                     949,973

SPAIN - 4.45%
    40,000   Argentaria
              (Banking services)                                     940,059
    11,400   Banco Popular
              (Banking)                                              743,575
    31,000   Mapfre Vida Seguro
              (Insurance)                                            715,118
    76,405   Telefonica*
              (Telephone utility)                                  1,908,770
                                                                   4,307,522

SWEDEN - 5.37%
    37,942   Atlas-Copco
              (Engineering)                                        1,079,089
    25,000   L.M. Ericsson
              (Telecom equipment)                                  1,607,122
    15,000   Modern Times*
              (Broadcasting, media)                                  743,918
   125,000   Nordbanken Holding
              (Swedish/Finnish banking)                              734,516
    57,000   Securitas
              (Security/cleaning services)                         1,031,614
                                                                   5,196,259

SWITZERLAND - 1.06%
       700   Novartis
              (Pharmaceuticals and chemicals)                      1,027,821

UNITED KINGDOM - 20.09%
    84,000   Bank of Scotland
              (Banking)                                              975,577
   121,000   BBA Group
              (Engineering)                                        1,002,665
    76,000   Bowthorpe
              (Electronics components, instruments)                1,335,659
    70,000   Capita Group
              (Facilities management)                              1,272,049
   209,000   Cattles
              (Consumer loans)                                     1,103,945
    97,000   Electrocomponents
              (Electronics)                                        1,073,286
    28,000   Energis*
              (Telecoms)                                           1,345,545
    34,000   Glaxo Wellcome
              (Pharmaceuticals)                                      963,300
    80,000   Hays
              (Business services)                                  1,276,733
   105,000   Kingfisher
              (Diversified retailing)                              1,165,197
    76,000   Lloyds TSB
              (Banking)                                              944,046
    60,000   Logica
              (Computer software)                                  1,550,688
   350,000   Morrison Supermarkets
              (Supermarkets)                                         751,922
   148,000   Shell
              (Oil major)                                          1,229,986
    74,000   SSL International
              (Healthcare and sporting goods)                        937,431
    90,000   SmithKline Beecham
              (Pharmaceuticals)                                    1,141,210
   275,000   Vodafone AirTouch
              (Cellular telephone network)                         1,370,780
                                                                  19,440,019

TOTAL COMMON STOCKS                                               91,590,639
(Cost $57,787,440)

SHARES OR
FACE AMOUNT  COMPANY                                          MARKET VALUE

REPURCHASE AGREEMENT - 5.29%
$5,117,000   State Street Bank, 2.50%, due January 3, 2000
             (Collateralized by U.S. Treasury Notes,
             4.50%, due September 30, 2000 with a value
             of $5,220,000)                                        5,117,000
(Cost $5,117,000)

TOTAL INVESTMENTS - 99.94%                                        96,707,639
(Cost $62,904,440)

Other assets less liabilities - 0.06%                                 59,839

TOTAL NET ASSETS - 100.00%                                     $  96,767,478

The identified cost of investments owned at December 31, 1999, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $33,803,285, which is comprised of unrealized appreciation of $35,882,164 and unrealized depreciation of $2,078,879.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Bond Trust

We closed out the calendar year of 1999 with flat or slightly negative total returns, with the income that the portfolios generated being offset by the price depreciation we saw. For the year ended December 31, 1999, total investment returns (price change and reinvested distributions) for Portfolio L and S were -1.40% and 0.37%, respectively. These compare to the Lehman Brothers Aggregate Bond and Intermediate Gov't./Corp. indices which returned -0.82% and 0.39% in 1999, respectively.

Average annual compounded total returns for Portfolio S for five and ten year periods as of December 31, 1999, were 6.61% and 6.83%, respectively. For Portfolio L, total returns for five and ten year periods were 6.75% and 7.15%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The bond market in general had a somewhat difficult year, with interest rates rising steadily throughout 1999, ending the year up between 1.3% and 1.8%, depending on maturity.
The movement in interest rates is the primary determinate of bond returns, and when interest rates rise, bond prices fall.

We continue to be underweighted in Treasuries and agencies (15 - 25% of the portfolio, vs.
75% of the Lehman Aggregate index) and
overweighted in corporates, mortgage-backed issues and yankee bonds. These sectors provide higher starting yields than
Treasuries, and give us the opportunity to add value through good credit work, selecting above-average issues and rotating between sectors.

We focused on the mortgage- and asset-backed areas in 1999. This type of bond issuance
(securitized), has seen tremendous growth over the last few years. The bonds tend to be AAA rated, with very strong support in terms of cash flows and underlying collateral.
We're starting to introduce them to the
portfolio, focusing on very liquid, high quality securities.

We also invest in commercial mortgage-backed securities that are similar to GNMAs, but are backed by large commercial loans, typically on properties ranging from shopping malls to multi-family housing. We're focusing only on AAA bonds that are ERISA (Employee Retirement and Investment Security Act) eligible.
Commercial mortgage-backed bonds have been one of the best performing sectors of the market in 1999, and we have about a 6% weighting in our portfolios.

Yankee bonds are dollar-denominated bonds issued in the U.S. by foreign banks and corporations. Traditionally, we have only had activity in Canadian Yankee bonds. We're still heavily weighted in Canadian bonds, but we are branching out into other country issues (again, only those denominated in U.S.
dollars). They provide diversification, and they're highly liquid. We feel that these are an alternative investment to corporates, providing a high-quality investment with a good yield. In addition, they aren't as highly correlated with corporates as some other sectors, and may provide a buffer to market volatility.

Looking forward, interest rates will be the key issue in 2000. The Federal Reserve raised rates in June, August and November of 1999 to slow the economy down, apparently without success. Everything that we look at would lead us to believe that inflation is picking up in the U.S., and even though it's not showing up in the CPI numbers, it's a possibility that the Fed will raise rates again. However, if inflation stays down, and the economy slows, there are some that say interest rates will be much lower in the 2000. Although we favor the higher interest rate scenario, our investment objective is to bring expertise to the portfolios with our credit work, issue selection and sector rotation rather than positioning the portfolios based on unpredictable interest rate forecasts.

Additions and deletions within the portfolios:

Portfolio Long
Buys:
Lockheed Martin, 7.95%/2005 - turnaround credit story, very cheap new issue

GMAC, 6.85%/2004 - solid credit, increasing corporate bonds exposure

Quebec Province of Canada, 7.50%/2029 - good credit, non-callable/puttable

FNMA, 7.50%/2029 - increasing exposure to mortgage backed sector-attractive, new production 30 year single family mortgages

Sells:
Hydro Quebec, 8.05%/2024 - sold this issue to buy the noncallable Quebec issue above

Republic of Chile, 6.875%/2009 - taking profits from recent strong performance in this name

Wachovia Capital Trust II, 6.062%/2027 - reducing exposure to banks

Raytheon, 6.15%/2008 - sold this recent purchase following management disclosure of problems

Portfolio Short
Buys:
Lockheed Martin, 7.95%/2005 - turnaround credit story, very cheap new issue

GMAC, 6.85%/2004 - solid credit, increasing corporate bonds exposure

Quebec Province of Canada, 7.50%/2029 - good credit, non-callable/puttable

FNMA, 7.50%/2029 - increasing exposure to mortgage backed sector-attractive, new production 30 year single family mortgages

Ford Motor Credit, 7.375%/2009 - extending maturity of Ford holdings

Ford Motor Credit, 6.70%/2004 - new issue by
Ford global, improved liquidity & yield

Sells:
Hydro Quebec, 8.05%/2024 - sold this issue to buy the noncallable Quebec issue above

Republic of Chile, 6.875%/2009 - taking profits from recent strong performance in this name

Wachovia Capital Trust II, 6.062%/2027 - reducing exposure to banks

Raytheon, 6.15%/2008 - sold this recent purchase following management disclosure of problems

Ford Motor Credit, 5.75%/2004

Cardinal Health, 6.25%/2008 - some concern over mounting competitive pressure, recent negative news

Ford Motor Credit, 6.70%/2004

Currently, the average maturity is 9.3 years for Portfolio S and 11.8 years for Portfolio
L, after taking into consideration bonds trading to their call dates and average life assumptions for mortgage and asset-backed securities.

Quality Ratings
Portfolio L
Aaa                                     50.8%
Aa                                       5.4%
A                                       20.7%
Baa                                     23.1%
Total                                  100.0%
Source: Moody's

Quality Ratings
Portfolio S
Aaa                                     56.2%
Aa                                       7.2%
A                                       15.9%
Baa                                     20.7%
Total                                  100.0%
Source: Moody's


Schedule of Investments

December 31, 1999 (unaudited)

BABSON BOND TRUST - PORTFOLIO L
                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT          MARKET VALUE
CORPORATE BONDS - 51.46%
BANKS AND FINANCE - 15.01%
American Stores Company, 8.00%, due June 1, 2026                  $   1,650,000      $   1,663,596
Associates Corporation North America, 5.80%, due April 20, 2004       4,500,000          4,263,705
Ford Capital B V, 10.125%, due November 15, 2000                      2,500,000          2,568,175
GMAC, 6.85%, due June 17, 2004                                        2,415,000          2,380,079
Hellenic Republic, 6.95%, due March 4, 2008                           1,300,000          1,251,796
Southern Investments UK PLC, 6.375%, due November 15, 2001            1,300,000          1,273,103
SunTrust Banks, Inc., 6.00%, due February 15, 2026                    3,000,000          2,769,750
                                                                     16,665,000         16,170,204
COMMUNICATIONS - 6.44%
A T & T Capital Corp., 6.875%, due January 16, 2001                   1,265,000          1,264,760
BellSouth Savings & Employee Stock Ownership Trust,
 9.19%, due July 1, 2003                                                767,055            801,703
Tele Communications, Inc., 8.75%, due February 15, 2023               1,000,000          1,000,430
Time Warner Entertainment Company LP, 8.375%, due March 15, 2023      1,000,000          1,039,730
Time Warner, Inc., 9.15%, due February 1, 2023                        1,350,000          1,508,450
WorldCom, Inc., 7.75%, due April 1, 2007                              1,300,000          1,325,727
                                                                      6,682,055          6,940,800
DIVERSIFIED - 2.92%
International Business Machines Corp., 6.22%, due August 1, 2027      1,500,000          1,443,870
Lucent Technologies, Inc., 6.90%, due July 15, 2001                   1,700,000          1,703,332
                                                                      3,200,000          3,147,202
INDUSTRIALS - 13.14%
Airgas, Inc., 7.14%, due March 8, 2004                                1,650,000          1,628,698
Cardinal Health, Inc., 6.00%, due January 15, 2006                    1,835,000          1,704,165
Comdisco, Inc., 6.375%, due November 30, 2001                         3,675,000          3,603,815
Georgia-Pacific Corp., 9.625%, due March 15, 2022                     1,500,000          1,547,925
Lockheed Martin, 7.95%, due December 1, 2005                            550,000            543,812
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011                  1,892,106          1,870,763
Petroleum Geo-Services A/S, 7.50%, due March 31, 2007                 1,500,000          1,466,415
Philip Morris Companies, Inc., 7.20%, due February 1, 2007            1,000,000            936,270
Philip Morris Companies, Inc., 6.15%, due March 15, 2000                850,000            848,649
                                                                     14,452,106         14,150,512
TRANSPORTATION - 3.80%
CSX Corp., 9.50%, due August 1, 2000                                    680,000            690,560
JB Hunt Transport Services, Inc., 6.25%, due November 17, 2000        1,785,000          1,781,519
United Airlines Pass-Thru Trusts, 7.27%, due January 30, 2013         1,811,249          1,621,612
                                                                      4,276,249          4,093,691
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 6.77%
Canadian National Railway Company, 7.00%, due March 15, 2004          1,950,000          1,910,454
Newfoundland Province of Canada, 7.32%, due October 13, 2023          1,950,000          1,829,958
Ontario Province of Canada, 5.50%, due October 1, 2008                1,000,000            885,770
Quebec Province of Canada, 7.50%, due September 15, 2029              2,750,000          2,665,768
                                                                      7,650,000          7,291,950
UTILITIES - 3.38%
Consolidated Edison Company NY, Inc., 6.15%, due July 1, 2008         2,000,000          1,828,600
Illinois Power Special Purpose Trust, Cl. A-6,
 5.54%, due June 25, 2009                                             2,000,000          1,813,740
                                                                      4,000,000          3,642,340

TOTAL CORPORATE BONDS                                                56,925,410         55,436,699
(Cost $58,343,802)

ASSET-BACKED BONDS - 5.65%
California Infrastructure & Economic Development Bank
 Special Purpose Trust, 6.22%, due March 25, 2004                     1,000,000           988,120
California Infrastructure & Economic Development Bank
 Special Purpose Trust, 6.42%, due September 25, 2008                 2,500,000         2,419,800
Comed Transitional Funding Trust, 5.63%, due June 25, 2009            1,400,000         1,271,648
Green Tree Securitized Net Interest Margin Trust,
 7.25%, due July 15, 2005                                               514,562           498,000
MBNA Master Credit Card Trust II,
 5.90%, due August 15, 2011                                           1,000,000           905,880
TOTAL ASSET-BACKED BONDS                                              6,414,562         6,083,448
(Cost $6,396,776)

COMMERCIAL MORTGAGE-BACKED BONDS - 5.87%
DLJ Commercial Mortgage Corp., 6.11%, due December 10, 2007           2,269,316         2,146,160
JP Morgan Commercial Mortgage Financial Corp.,
 6.507%, due October 15, 2035                                         1,500,000         1,389,060
Nomura Asset Securities Corp., 6.59%, due March 17, 2028              3,000,000         2,790,930
TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                6,769,316         6,326,150
(Cost $6,827,254)

REVENUE BOND - 1.99%
New Jersey Economic Development Authority
          State Pension Funding Revenue,
          7.425%, due February 15, 2029                               2,200,000         2,145,748
(Cost $2,237,298)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 37.01%
U.S. GOVERNMENTAL AGENCY - 9.57%
*Government National Mortgage Association
          7.50%, due March 15, 2007                                      90,431            89,469
          7.50%, due July 15, 2007                                      144,936           143,395
          8.00%, due October 15, 2007                                   220,053           222,390
          8.00%, due November 15, 2009                                2,624,195         2,682,399
          9.50%, due April 15, 2016                                      21,463            22,871
          9.50%, due January 15, 2019                                    58,179            61,996
          8.00%, due May 15, 2022                                       259,515           262,271
          7.00%, due March 15, 2024                                   3,047,605         2,944,748
          8.00%, due December 15, 2026                                3,524,226         3,561,653
Small Business Administration guaranteed development
 participation certificates
          9.80%, due July 1, 2008                                       130,798           134,796
          10.05%, due August 1, 2008                                     65,435            68,218
          10.05%, due April 1, 2009                                     107,881           113,487
                                                                     10,294,717        10,307,693
U.S. GOVERNMENT SECURITIES - 12.13%
U.S. Treasury Notes
          11.125%, due August 15, 2003                                1,520,000         1,742,300
          7.25%, due August 15, 2004                                  2,850,000         2,939,063
          6.50%, due October 15, 2006                                 3,815,000         3,804,852
          8.125%, due May 15, 2021                                    4,000,000         4,585,000
                                                                     12,185,000        13,071,215

*GOVERNMENT SPONSORED ENTERPRISES - 15.31%
Federal Home Loan Mortgage Corporation
          7.75%, due April 12, 2008                                     150,545           152,097
          7.75%, due November 1, 2008                                    29,896            30,204
          8.00%, due August 1, 2009                                      28,488            29,058
          8.25%, due October 1, 2010                                    271,029           278,734
          9.00%, due June 1, 2016                                        90,717            95,054
          8.00%, due October 1, 2018                                    132,168           134,811
          9.00%, due October 1, 2018                                     61,314            63,863
          7.50%, due February 1, 2021                                   959,499           950,499
          6.00%, due November 1, 2028                                 6,184,724         5,668,671
Federal National Mortgage Association
          5.625%, due March 15, 2001                                  3,385,000         3,354,027
          7.00%, due December 1, 2007                                   330,815           319,958
          8.25%, due January 1, 2009                                    126,988           129,131
          5.25%, due January 15, 2009                                 1,250,000         1,102,250
          8.00%, due February 1, 2009                                   161,267           162,577
          7.50%, due September 1, 2011                                  201,176           202,558
          8.50%, due July 1, 2013                                        39,231            40,236
          9.50%, due June 25, 2018                                      110,271           114,435
          9.25%, due October 1, 2020                                     76,923            80,744
          6.50%, due March 1, 2029                                    1,216,116         1,146,566
          7.50%, due September 1, 2029                                2,466,267         2,440,050
                                                                     17,272,434        16,495,523
TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                 39,752,151        39,874,431
(Cost $41,313,055)

TOTAL INVESTMENTS - 101.98%                                                           109,866,476
(Cost $115,118,185)

Other assets less liabilities - (1.98%)                                                (2,129,102)

TOTAL NET ASSETS - 100.00%                                                           $107,737,374

The identified cost of investments owned at December 31, 1999, was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal
income tax purposes was $5,251,709, which is comprised of unrealized appreciation of $206,166 and unrealized depreciation of $5,457,875.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON BOND TRUST - PORTFOLIO S
                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT          MARKET VALUE
CORPORATE BONDS - 43.54%
BANKS AND FINANCE - 9.93%
Associates Corporation North America, 5.80%, due April 20, 2004   $      750,000     $    710,618
Chrysler Financial Corp., 6.375%, due January 28, 2000                   600,000          600,120
GMAC, 6.85%, due June 17, 2004                                           700,000          689,878
Hellenic Republic, 6.95%, due March 4, 2008                              375,000          361,095
Southern Investments UK PLC, 6.375%, due November 15, 2001               300,000          293,793
SunTrust Banks, Inc., 6.00%, due February 15, 2026                       700,000          646,275
                                                                       3,425,000        3,301,779
COMMUNICATIONS - 5.42%
A T & T Capital Corp., 6.875%, due January 16, 2001                      350,000          349,934
BellSouth Savings & Employee Stock Ownership Trust,
 9.19%, due July 1, 2003                                                 556,204          581,327
Time Warner Entertainment Company LP, 8.375%, due March 15, 2023         300,000          311,919
WorldCom, Inc., 7.75%, due April 1, 2007                                 550,000          560,885
                                                                       1,756,204        1,804,065
DIVERSIFIED - 2.29%
International Business Machines Corp., 6.22%, due August 1, 2027         400,000          385,032
Lucent Technologies, Inc., 6.90%, due July 15, 2001                      375,000          375,735
                                                                         775,000          760,767
INDUSTRIALS - 14.83%
Airgas, Inc., 7.14%, due March 8, 2004                                   550,000          542,899
Comdisco, Inc., 6.375%, due November 30, 2001                          1,000,000          980,630
Ford Motor Credit Company, 7.375%, due October 28, 2009                1,000,000          987,250
Georgia Pacific Corp., 9.125%, due July 1, 2022                          375,000          376,328
Lockheed Martin, 7.95%, due December 1, 2005                             175,000          173,031
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011                     473,027          467,691
Petroleum Geo-Services A/S, 7.50%, due March 31, 2007                    500,000          488,805
Philip Morris Companies, Inc., 7.20%, due February 1, 2007               200,000          187,254
Philip Morris Companies, Inc., 6.15%, due March 15, 2000                 250,000          249,603
Service Corporation International,
  6.375% notes, due October 1, 2000                                      500,000          477,195
                                                                       5,023,027        4,930,686
TRANSPORTATION - 3.93%
Burlington Northern Santa Fe Corp., 6.05%, due March 15, 2001            400,000          395,016
JB Hunt Transport Services, Inc., 6.25%, due November 17, 2000           350,000          349,318
United Airlines Pass-Thru Trusts, 7.27%, due January 30, 2013            399,886          358,018
Wisconsin Central Transportation Corp., 6.625%, due April 15, 2008       225,000          205,999
                                                                       1,374,886        1,308,351
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 6.04%
Canadian National Railway Company, 7.00%, due March 15, 2004             500,000          489,860
Ontario Province of Canada, 5.50%, due October 1, 2008                 1,250,000        1,107,213
Quebec Province of Canada, 7.50%, due September 15, 2029                 425,000          411,982
                                                                       2,175,000        2,009,055
UTILITIES - 1.10%
Consolidated Edison Company NY, Inc., 6.15%, due July 1, 2008            400,000          365,720

TOTAL CORPORATE BONDS                                                 14,929,117       14,480,423
(Cost $15,593,187)

ASSET-BACKED BONDS - 6.97%
California Infrastructure & Economic Development Bank
 Special Purpose Trust
 6.14%, due March 25, 2002                                                99,189           99,474
 6.22%, due March 25, 2004                                               300,000          296,436
 6.42%, due September 25, 2008                                           150,000          145,188
Comed Transitional Funding Trust, 5.63%, due June 25, 2009             1,100,000          999,152
Green Tree Securitized Net Interest Margin Trust,
 6.90%, due February 15, 2004                                             53,066           52,702
MBNA Master Credit Card Trust II, 5.90%, due August 15, 2011             800,000          724,704
TOTAL ASSET-BACKED BONDS                                               2,502,255        2,317,656
(Cost $1,906,578)

COMMERCIAL MORTGAGE-BACKED BONDS - 5.00%
DLJ Commercial Mortgage Corp., 6.11%, due December 10, 2007              726,181          686,771
JP Morgan Commercial Mortgage Financial Corp.,
 6.507%, due October 15, 2035                                            250,000          231,510
Nomura Asset Securities Corporation, 6.59%, due March 17, 2028           800,000          744,248
TOTAL COMMERICAL MORTGAGE-BACKED BONDS                                 1,776,181        1,662,529
(Cost $1,790,146)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 44.24%
U.S. GOVERNMENTAL AGENCY - 6.63%
*Government National Mortgage Association
          8.00%, due October 15, 2007                                     15,954           16,123
          8.00%, due November 15, 2009                                   470,927          481,372
          7.50%, due October 15, 2011                                    266,902          269,152
          7.50%, due November 15, 2011                                   323,807          326,537
          9.50%, due September 15, 2019                                   13,412           14,292
          8.00%, due December 15, 2022                                   179,394          181,299
          7.00%, due May 15, 2024                                        566,814          547,684
          8.00%, due November 15, 2026                                   342,385          346,021
Small Business Administration guaranteed
 development participation certificates
          9.80%, due July 1, 2008                                         21,800           22,466
                                                                       2,201,395        2,204,946
U.S. GOVERNMENT SECURITIES - 7.51%
U.S. Treasury Bonds
          11.125%, due August 15, 2003                                   700,000          802,375
U.S. Treasury Notes
          7.25%, due August 15, 2004                                     250,000          257,813
          5.625%, due February 15, 2006                                  250,000          239,180
          6.50%, due October 15, 2006                                  1,200,000        1,196,808
                                                                       2,400,000        2,496,176
*GOVERNMENT SPONSORED ENTERPRISES - 30.10%
Federal Home Loan Mortgage Corporation
          8.25%, due July 1, 2008                                         17,318           17,615
          8.00%, due January 1, 2012                                     400,916          409,183
          9.00%, due June 1, 2016                                         73,271           76,774
          8.00%, due May 1, 2017                                          40,429           41,237
          9.00%, due May 15, 2021                                         87,601           90,174
          6.00%, due November 1, 2028                                  1,902,992        1,744,206
Federal National Mortgage Association
          5.625%, due March 15, 2001                                   4,425,000        4,384,511
          7.00%, due December 1, 2007                                     61,437           59,421
          5.25%, due January 15, 2009                                  1,450,000        1,278,610
          8.25%, due January 1, 2009                                      13,228           13,451
          7.50%, due September 1, 2011                                   201,176          202,558
          9.25%, due October 1, 2020                                      40,486           42,497
          7.50%, due September 1, 2020                                   739,880          732,015
          6.50%, due March 1, 2029                                       972,892          917,253
                                                                      10,426,626       10,009,505

TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                  15,028,021       14,710,627
(Cost $15,159,433)

TOTAL INVESTMENTS - 99.75%                                                             33,171,235
(Cost $34,449,344)

Other assets less liabilities - 0.25%                                                      83,829

TOTAL NET ASSETS - 100.00%                                                           $ 33,255,064

The identified cost of investments owned at December 31, 1999, was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal
income tax purposes was $1,278,109, which is comprised of unrealized appreciation of $34,946 and unrealized depreciation of $1,313,055.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.


Babson Money Market Fund

There was a tremendous divide in the market for the last six months of 1999 due to Y2K concerns. Money market issuers, seeking to ensure funding into the year 2000, boosted yields on securities that mature in the first quarter of 2000 to entice money market investors. At the same time that this helped ensure adequate funding for the issuers, money market investors had an opportunity to receive additional yield by extending from December 1999 maturities to January and February of 2000. Although this happens to a certain extent each year-end, this year it started as early as July.

Because many dealers were trying to get their inventory off the books for year end, January and February commercial paper was trading at much higher yields than later paper - to the extent of .50 to .75%. We took advantage of this wide commercial paper yield differential
(what we call the "Y2K cliff") for the Prime
Portfolio, which boosted our yields during this report period. Of course, we had to keep some December paper for liquidity purposes.

We did not see the "Y2K cliff" yield
differential to the same extent in the
Federal Portfolio. First, because there is not as much credit risk in Federal Treasury and Agency paper as commercial paper, and secondly, agencies did a better job managing their issuance. Still, there was a benefit to holding January and February paper, and we took advantage when we could, without compromising liquidity.

The U.S. economy continues to grow much
faster than expected, and well above
potential. In addition, rising wages have remained an inflationary threat, as have oil prices, which doubled over the last twelve months. These developments have pushed interest rates 85-180 basis points higher along the yield curve since the beginning of the year. The three-month Treasury bill rose from 4.45% to 5.30% over the course of 1999.
Given the economic fundamentals, the Federal
Reserve increased the Federal Funds rate
(5.50% at year end) by 25 basis points at each of the June, August and November meetings in an effort to offset potential inflationary pressures. Despite these strong economic fundamentals, inflation remains well behaved. In fact the Consumer Price Index is only running around 2%.

Looking toward the year 2000, there is
concern among Fed members regarding tight employment, strong economic activity and rising commodity prices. We anticipate a heightened level of vigilance toward inflationary pressures. Additional action by the Fed is possible as we turn into the new year, and consequently, short-term interest rates are likely to rise at least through the second quarter.

In money market investing, it is important for investors to focus on quality and liquidity since the rewards for riskier strategies are meager. This has been our policy at the Babson Money Market Fund, and we feel that it will continue to benefit our shareholders.

The seven-day yield for Babson Money Market
Fund's Prime Portfolio was 5.03% and the
Federal Portfolio was 4.58%, as of December
31, 1999.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON MONEY MARKET FUND - PRIME
                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT          MARKET VALUE
SHORT-TERM CORPORATE NOTES - 93.44%
AIG Funding, Incorporated, 5.68%, due May 5, 2000                 $    1,500,000     $  1,470,417
AT & T Corporation, 5.90%, due January 25, 2000                        2,000,000        1,992,133
Associates Corporation, 5.90%, due January 27, 2000                    2,000,000        1,991,478
Bell Atlantic Financial, 5.88%, due January 24, 2000                   1,900,000        1,892,862
Caterpillar Financial Services, 5.72%, due January 28, 2000            2,000,000        1,991,420
Coca-Cola Company, 5.75%, due March 7, 2000                            2,000,000        1,978,917
duPont (E.I.) deNemours & Company, 5.85%, due January 18, 2000         1,000,000          997,238
duPont (E.I.) deNemours & Company, 5.45%, due March 2, 2000            1,000,000          990,765
Emerson Electric Company, 5.95%, due January 31, 2000                  1,000,000          995,042
Ford Motor Credit Company, 6.50%, due January 4, 2000                  1,500,000        1,499,188
General Mills, Incorporated, 5.80%, due February 23, 2000              1,900,000        1,883,776
General Motors Acceptance Corporation, 5.70%, due March 6, 2000        2,000,000        1,979,417
Grainger (W.W.), Incorporated, 5.82%, due February 17, 2000            1,900,000        1,885,563
Heinz (H.J.) Company, 5.85%, due January 31, 2000                      2,000,000        1,990,250
IBM Credit Corporation, 5.52%, due February 4, 2000                    1,800,000        1,790,616
Lucent Technologies, Incorporated, 5.77%, due February 2, 2000         1,900,000        1,890,255
McGraw-Hill Companies, Incorporated, 6.20%, due January 21, 2000       2,000,000        1,993,111
Merck & Company, Incorporated, 5.30%, due February 4, 2000             1,800,000        1,790,990
Motorola, Incorporated, 6.55%, due January 28, 2000                    1,100,000        1,094,596
Nicor, Incorporated, 5.89%, due January 18, 2000                       2,000,000        1,994,437
Proctor & Gamble Company, 5.85%, due February 4, 2000                  2,000,000        1,988,950
Sonoco Products Company, 5.75%, due March 14, 2000                     1,000,000          988,340
TOTAL SHORT-TERM CORPORATE NOTES                                      37,300,000       37,069,761
(Cost $37,069,761)

GOVERNMENT SPONSORED ENTERPRISES - 4.98%
Federal Home Loan Mortgage Corporation Discount Notes,
 5.20%, due March 31, 2000                                             1,000,000          987,000
Federal Home Loan Mortgage Corporation Discount Notes,
 5.22%, due March 31, 2000                                             1,000,000          986,950
TOTAL GOVERNMENT SPONSORED ENTERPRISES                                 2,000,000        1,973,950
(Cost $1,973,950)

REPURCHASE AGREEMENT - 1.80%
Morgan Guaranty Trust Company, 2.25%, due January 3, 2000
 (Collateralized by U.S. Treasury Notes,
 6.75%, due August 15, 2026 with a value of $730,317)                                     716,000                   716,000
(Cost $716,000)

TOTAL INVESTMENTS - 100.22%                                                            39,759,711
(Cost $39,759,711)

Other assets less liabilities - (0.22%)                                                   (86,889)

TOTAL NET ASSETS - 100.00%                                                           $ 39,672,822

The identified cost of investments owned at December 31, 1999, was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON MONEY MARKET FUND - FEDERAL

                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT          MARKET VALUE
GOVERNMENT SPONSORED ENTERPRISES - 82.72%
Federal Farm Credit Banks Discount Notes,
          5.50%, due March 27, 2000                               $    1,000,000    $     986,861
Federal Home Loan Mortgage Corporation Discount Notes
          5.75%, due January 24, 2000                                  1,500,000        1,494,490
          5.51%, due March 8, 2000                                       500,000          494,873
          5.49%, due February 2, 2000                                  1,000,000          995,120
          5.73%, due March 30, 2000                                    1,000,000          985,834
Federal National Mortgage Association Discount Notes
          5.53%, due February 2, 2000                                  2,250,000        2,238,940
          5.57%, due March 1, 2000                                       750,000          743,037
TOTAL GOVERNMENT SPONSORED ENTERPRISES                                 8,000,000        7,939,155
(Cost $7,939,155)

REPURCHASE AGREEMENT - 17.75%
Morgan Guaranty Trust Company, 2.25%, due January 3, 2000
 (Collateralized by U.S. Treasury Notes,
 6.75%, due August 15, 2026 with a value of $1,738,076)                1,704,000        1,704,000
(Cost $1,704,000)

TOTAL INVESTMENTS - 100.46%                                                             9,643,155
(Cost $9,643,155)

Other assets less liabilities - (0.46%)                                                   (44,324)

TOTAL NET ASSETS - 100.00%                                                          $   9,598,831

The identified cost of investments owned at December 31, 1999, was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.


Babson Tax-Free Income Fund

This was the worst year for fixed income portfolios since 1994. Municipal rates rose a full 1%, and when interest rates rise, bond prices fall. The last six months of 1999 remained consistent with that story, with the Tax-Free Short Portfolio's total investment return

(price change and reinvested distributions) of 0.86% and Long Portfolio returning -1.63%, compared to the Lipper Short-Intermediate
Municipal Bond index return of 0.69% and the Lipper General Municipal Bond index return of
-5.75%. Portfolio MM's price remained at $1.00 and provided a return of 1.42% for the same period. Some income from the Fund may be subject to the federal Alternative Minimum
Tax as well as state and local taxes. The average maturities of Portfolio L, S and MM were 13.7 years, 4.3 years and 35 days, respectively.

Average annual compounded total returns for one, five and ten year periods as of December
31, 1999, were -3.10%, 5.95% and 6.02% for
Portfolio L, 0.49%, 4.46% and 4.93% for
Portfolio S and 2.69%, 3.01% and 3.16% for
Portfolio MM, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

In general, market returns for municipals were negative for the one year period ending
December 31. Results, however, varied widely across the yield curve, with the shortest maturities posting the best performance and maturities beyond seven years dipping into sharply negative territory. One-year municipals returned three percent, while returns for maturities beyond twenty years were down almost seven percent.

The Federal Reserve's interest rate hikes, coupled with a decline in demand by mutual funds, put upward pressure on municipal rates. Tax loss selling (selling securities that have depreciated in value to offset gains) which began late in the third quarter, continued unabated until the very end of the year.

While 1999 was very disappointing in many respects, municipal credit quality stood out.
As a result of the healthy economy, many state and local governments report they are in the best fiscal shape ever. Due to the robust economy, and resultant increases in income, property, business and sales tax revenues, general obligation and tax-backed bonds have been the best performers.
Restructuring in the health care and utility sectors caused these sectors to weaken. We have pared down our exposure in the hospital sector due to continuing pressures and the potential for further credit deterioration.

Over the last several years we've had a bias towards purchasing high quality issues because quality spreads have been narrow.
When quality spreads are narrow, investors are not fully compensated with additional yield for assuming more credit risk.
Portfolio L and S both have an average
quality rating of AA+, with 97% of Portfolio
L and 93% of Portfolio S in A, AA, or AAA rated bonds.

As the new year begins, the market is
expecting the Federal Reserve Board to raise interest rates in an effort to dampen economic growth and combat inflation. Actions by the Fed will impact the direction of municipal rates as well. Additionally, being an election year, there will likely be discussions regarding the reduction of income taxes. We will continue to look for opportunities to add value to the portfolios through the purchase of undervalued issues, sectors and maturities. We expect our general obligation and tax-backed bonds (which make up 44% of Portfolio S, and 38% of Portfolio
L) to continue to be good performers.

We find that many of our investors are in high tax brackets, which makes investing in a tax-exempt vehicle that much more important.
Our Portfolios are managed for those
investors to be conservative, provide a good total return, and to minimize tax consequences. Our small size is a benefit, because we can take advantage of smaller pieces and smaller issues, and we can move in and out of the market easily.

Quality Ratings

             PORTFOLIO   PORTFOLIO   PORTFOLIO
                 L          S           MM
Aaa             56%        60%          89%
Aa              31         24           11
A               10          9            0
Lower            3          7            0
Total          100%       100%         100%
Source: Moody's


Schedule of Investments

December 31, 1999 (unaudited)

BABSON TAX-FREE INCOME FUND - PORTFOLIO L
                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT          MARKET VALUE
ALABAMA
Jefferson County Sewer, 5.00%, due February 1, 2033               $    1,000,000    $     822,500
ARIZONA
Maricopa County Unified School District #48,
  9.25%, due July 1, 2007                                                500,000          631,875
ARKANSAS
Arkansas, Series B, 0.00%, due June 1, 2010                            1,000,000          571,250
CALIFORNIA
California, 5.50%, due October 1, 2011                                 1,000,000        1,020,000
Santa Rosa Water, Series B, 6.00%, due September 1, 2015                 500,000          521,875
University of California, Series D, 5.75%, due July 1, 2013            1,000,000        1,017,500
COLORADO
Adams County School District #12, 6.20%, due December 15, 2010           500,000          517,500
DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%, due June 1, 2003                  245,000          252,350
District of Columbia, Series A, 5.75%, due June 1, 2003                  255,000          262,013
FLORIDA
Dade County, 0.00%, due October 1, 2027                                1,000,000          195,000
Florida State Public Board of Education, Series A,
  7.25%, due June 1, 2023                                              1,000,000        1,032,540
Miami-Dade County, Series A, 0.00%, due October 1, 2015                  500,000          196,250
Palm Beach County Airport, 7.75%, due October 1, 2010                    500,000          535,000
Tampa (Catholic Health Care East),
  4.875%, due November 15, 2023                                          500,000          417,500
ILLINOIS
Chicago, Series B, 5.125%, due January 1, 2022                         1,000,000          872,500
Lake County School District, 5.00%, due December 15, 2014              1,000,000          918,750
Metro Pier & Expo Tax Authority, 5.375%, due December 15, 2017         1,000,000          931,250
INDIANA
Indiana Bond Bank Special Program, Series 94 A-1,
  5.60%, due August 1, 2015                                              500,000          495,625
KANSAS
Johnson County Unified School District #229, Series A,
  4.90%, due October 1, 2011                                           1,000,000          958,750
LOUISIANA
St. Tammany Parish Hospital Service District #2
  (Slidell Memorial Hospital & Medical Center),
  6.125%, due October 1, 2011                                            500,000          521,875
MASSACHUSETTS
Massachusetts Health & Education, Series D,
  5.75%, due July 1, 2014                                                500,000          501,250
Massachusetts Housing Finance Agency Projects, Series A,
  6.375%, due April 1, 2021                                              975,000          987,187
Massachusetts State Consolidated Loan,
  5.25%, due August 1, 2018                                            1,000,000          921,250
NEVADA
Clark County School District, Series A, 6.75%, due March 1, 2007         500,000          514,375
NEW HAMPSHIRE
New Hampshire Higher Education & Health Facility
  (Concord Hospital),
  5.70%, due October 1, 2010                                             500,000          513,750
New Hampshire Higher Education & Health Facility
  (Franklin Pierce Law Center), 5.50%, due July 1, 2018                  500,000          442,500
NEW JERSEY
New Jersey Turnpike, 10.375%, due January 1, 2003                        115,000          125,781
NEW YORK
Long Island Power, 3.60%, due May 1, 2033                                800,000          800,000
New York City Municipal Water Financing Authority, Series A,
  6.80%, due June 15, 2004                                             1,000,000        1,041,250
New York Dormitory (State University Education Facility),
  Series B, 6.10%, due May 15, 2008                                    1,000,000        1,067,500
New York Environmental, Series B, 6.65%, due September 15, 2013          500,000          527,500
RHODE ISLAND
Rhode Island Depositors Economic Protection Corp., Series B,
  5.80%, due August 1, 2009                                              500,000          521,875
Rhode Island Industrial Facility Corp.,
  9.125%, due October 1, 2000                                             20,000           20,015
TENNESSEE
Metro Nashville Airport, 5.00%, due October 1, 2012                      200,000          200,000
TEXAS
San Antonio Electric & Gas, 5.75%, due February 1, 2011                  295,000          298,319
San Antonio Electric & Gas, 5.75%, due February 1, 2011                  205,000          211,406
VIRGINIA
Fairfax County Industrial Development,
  5.50%, due August 15, 2009                                             500,000          499,375
WASHINGTON
Tacoma Conservation System Project (Tacoma Public Utilities),
  6.50%, due January 1, 2012                                             500,000          526,250
Seattle Water System, 5.75%, due July 1, 2023                          1,000,000          955,000
WISCONSIN
Wisconsin Public Power, 5.90%, due July 1, 2011                          500,000          518,125

TOTAL INVESTMENTS - 98.68%                                                             23,884,611
(Cost $24,073,865)

Other assets less liabilities - 1.32%                                                     319,037

TOTAL NET ASSETS - 100.00%                                                          $  24,203,648

The identified cost of investments owned at December 31, 1999, was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal
income tax purposes was $189,253, which is comprised of unrealized appreciation of $452,982 and unrealized depreciation of $642,235.

See accompanying Notes to Financial Statements.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON TAX-FREE INCOME FUND - PORTFOLIO S

                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT          MARKET VALUE
ARIZONA
Chandler, 6.90%, due July 1, 2005                                 $    1,000,000    $   1,097,137
Maricopa County Unified School District #93,
  6.40%, due July 1, 2005                                                500,000          532,500
COLORADO
Jefferson County School District #R-001, Series A,
  6.00%, due December 15, 2006                                           500,000          529,375
DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%, due June 1, 2003                  245,000          252,350
District of Columbia, Series A, 5.75%, due June 1, 2003                  255,000          262,013
GUAM
Guam Government Limited Obligation, Series A,
  5.75%, due May 1, 2001                                                 500,000          508,750
HAWAII
Hawaii State, 5.50%, due September 1, 2006                               500,000          513,750
ILLINOIS
Chicago Public Building, 5.375%, due February 1, 2005                    250,000          255,313
Du Page & Will Counties Community School District #204,
  7.25%, due December 30, 2004                                           500,000          551,250
INDIANA
Kokomo-Center School Building Corp., 6.75%, due July 15, 2007            250,000          275,625
MASSACHUSETTS
Massachusetts Health & Education (Milford-Whitinsville Regional),
  Series C, 4.75%, due July 15, 2003                                     500,000          483,125
Massachusetts Housing Finance Agency Projects, Series A,
  5.35%, due April 1, 2003                                               500,000          508,750
MICHIGAN
Utica Community Schools, 5.375%, due May 1, 2005                         500,000          510,625
MISSOURI
Sikeston Electric, 5.80%, due June 1, 2002                               500,000          515,000
NEVADA
Washoe County Hospital, Series A, 5.25%, due June 1, 2001                500,000          505,625
Washoe County (Reno Sparks Bowling Facility), Series A,
  5.40%, due July 1, 2006                                                500,000          508,750
NEW YORK
Battery Park City, 6.00%, due November 1, 2003                           500,000          518,750
Long Island Power, 3.60%, due May 1, 2033                                400,000          400,000
Metropolitan Transportation, 5.00%, due April 1, 2008                    500,000          494,375
New York Medical Care Finance Agency, Series F,
  6.00%, due August 15, 2002                                             500,000          515,000
New York Medical Care Finance Agency, Series A,
  5.40%, due August 15, 2004                                             235,000          237,693
New York State Dormitory, 5.35%, due November 1, 2005                    500,000          511,250
New York State Thruway Authority Highway,
  5.50%, due April 1, 2005                                               500,000          514,375
NORTH CAROLINA
North Carolina Eastern Municipal Power Agency, Series 93 B,
  5.375%, due January 1, 2001                                            500,000          501,115
OHIO
Columbus City School District, 6.65%, due December 1, 2012               500,000          536,250
Ohio Major Infrastructure, 5.00%, due December 15, 2007                  500,000          497,500
Ohio State Building Authority, 4.00%, due October 1, 2004                250,000          241,562
PENNSYLVANIA
North Hampton County, 4.20%, due August 15, 2008                         500,000          464,375
TENNESSEE
McKinney Independent School, 5.25%, due February 15, 2006                500,000          508,125
Tennessee Housing Development Agency, Series A,
  4.95%, due July 1, 2000                                                490,000          491,377
TEXAS
Houston, Series C, 5.90%, due March 1, 2003                              140,000          143,675
Houston, Series C, 5.90%, due March 1, 2003                              360,000          369,000
WASHINGTON
Washington Public Power Supply System Nuclear Project #2,
  Series B, 5.10%, due July 1, 2004                                      500,000          504,375
Washington Public Power Supply System Nuclear Project #2,
  Series B, 7.50%, due July 1, 2004                                      300,000          310,767
Washington, Series B, 5.00%, due January 1, 2008                         500,000          495,625
WISCONSIN
Milwaukee County, Series A, 5.35%, due September 1, 2001                 500,000          506,875
Milwaukee Metropolitan Sewer District, Series A,
 7.00%, due September 1, 2000                                            500,000          509,280

TOTAL INVESTMENTS - 98.65%                                                             17,081,282
(Cost $17,178,732)

Other assets less liabilities - 1.35%                                                     234,052

TOTAL NET ASSETS - 100.00%                                                          $  17,315,334

The identified cost of investments owned at December 31, 1999, was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal
income tax purposes was $97,450, which is comprised of unrealized appreciation of $136,701 and unrealized depreciation of $234,151.

See accompanying Notes to Financial Statements.


Schedule of Investments

December 31, 1999 (unaudited)

BABSON TAX-FREE INCOME FUND - PORTFOLIO MM
                                                                    PRINCIPAL
DESCRIPTION                                                          AMOUNT           MARKET VALUE
ARIZONA
Maricopa County, 4.90%, due May 1, 2029*                          $      200,000    $     200,000
Salt River, Series 97 A, 3.40%, due February 11, 2000                    250,000          250,000
CONNECTICUT
Connecticut, Series 97 B, 5.10%, due May 15, 2014*                       200,000          200,000
Connecticut, 3.38%, due July 1, 2000                                     200,000          200,000
FLORIDA
Dade County (Florida Power & Light),
  4.40%, due June 1, 2021*                                               200,000          200,000
GEORGIA
Burke County Development Authority, 4.90%, due July 1, 2024*             100,000          100,000
De Kalb Private Hospital Authority
  (Egleston Childrens Hospital), Series A,
  5.20%, due March 1, 2024*                                              300,000          300,000
ILLINOIS
Illinois Health Facilties (Rush-Presbyterian, St. Lukes),
  Series B, 5.60%, due November 15, 2023*                                100,000          100,000
Illinois Health Facilties (Rush-Presbyterian, St. Lukes),
  5.35%, due August 15, 2022*                                            200,000          200,000
INDIANA
Indiana University, 3.75%, due August 1, 2000                            100,000          100,337
St. Joseph County Education Facilities
  (University of Notre Dame), 5.20%, due March 1, 2033*                  300,000          300,000
LOUISIANA
St. Charles Parish, 4.85%, due October 1, 2022*                          100,000          100,000
MICHIGAN
Michigan Municipal Bond Authority, 4.25%, due August 5, 2000             125,000          125,507
Michigan State Building Authority, 3.90%, due January 12, 2000           150,000          150,000
MINNESOTA
Rochester Health Facility (Mayo Foundation), Series 92,
  3.75%, due March 8, 2000                                               300,000          300,000
MISSOURI
Missouri Health & Education Facilities Authority,
  3.65%, due March 1, 2000                                               200,000          200,000
NEBRASKA
Omaha Public Power District, 4.30%, due February 1, 2000                 100,000          100,082
NEVADA
Clark County, 5.15%, due July 1, 2025*                                   300,000          300,000
NEW MEXICO
Albuquerque Airport, Series 95, 5.15%, due July 1, 2014*                 100,000          100,000
Hurley (British Petroleum), 4.85%, due December 1, 2015*                 100,000          100,000
NEW JERSEY
Bergen County, 6.35%, due January 15, 2000                               180,000          180,208
NEW YORK
Long Island Power, 4.75%, due May 1, 2033*                               150,000          150,000
NORTH CAROLINA
Charlotte Airport, Series 93 A, 5.15%, due July 1, 2016*                 300,000          300,000
Raleigh Durham Airport Authority, 4.95%, due November 1, 2015*           200,000          200,000
Winston-Salem Water & Sewer System, 5.20%, due June 1, 2014*             200,000          200,000
RHODE ISLAND
Rhode Island Correction Facility, 5.60%, due June 1, 2018                300,000          300,000
TEXAS
Dallas Rapid Transportation Sales, 3.85%, due February 11, 2000          250,000          250,000
Harris County, 3.75%, due January 24, 2000                               345,000          345,000
Harris County, 3.70%, due March 9, 2000                                  100,000          100,000
Lone Star Airport Improvement Authority, Series B-4,
  4.80%, due December 1, 2014*                                           100,000          100,000
San Antonio Water System, 3.65%, due March 10, 2000                      300,000          300,000
Shelby County, 3.70%, due March 8, 2000                                  100,000          100,000
Texas State Tax & Revenue Anticipation Notes,
  4.50%, due August 31, 2000                                             200,000          201,092
WASHINGTON
Seattle Municipal Light & Power, 5.55%, due November 1, 2018*            100,000          100,000
Washington, Series 96 B, 5.40%, due June 1, 2020*                        200,000          200,000
Washington Public Power Supply System Nuclear Project #1,
  Series 1A-1, 5.50%, due July 1, 2017*                                  100,000          100,000
WISCONSIN
Sheboygan (Wisconsin Power & Light Co),
   5.00%, due August 1, 2014*                                            300,000          300,000
WYOMING
Lincoln County, Series D, 4.85%, due August 1, 2015*                     200,000          200,000
Sublette County, 4.85%, due November 1, 2014                             100,000          100,000

TOTAL INVESTMENTS - 98.73%                                                              7,352,226
(Cost $7,352,226)

Other assets less liabilities - 1.27%                                                      94,870

TOTAL NET ASSETS - 100.00%                                                          $   7,447,096

The identified cost of investments owned at December 31, 1999, was the same for financial statement and federal income tax purposes.

*Variable rate security

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)


                                                    BABSON           BABSON          BABSON
                                               ENTERPRISE FUND ENTERPRISE FUND II GROWTH FUND
ASSETS:
 Investments at cost                              $   121,516     $     52,643     $  291,272
 Investments at value                             $   116,116     $     63,816     $  509,882
 Cash denominated in foreign currencies (cost $2)           -                -              -
 Cash                                                      14                -          1,068

 Receivables:
   Investments sold                                         -                -          2,554
   Dividends                                              171               87            261
   Interest                                                 -                -              3
   Fund shares sold                                         2                -              3
   Foreign tax                                              -                -              -
   Other                                                    -                -              -
 Prepaid registration fees                                  -                -              -
      Total assets                                    116,303           63,903        513,771
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -              524              -
 Payables:
   Management fees                                        110               65            320
   Registration fees                                        -                -              -
   Dividends                                                -                -              -
   Investments purchased                                  146                -         13,101
   Fund share redemptions                                   -                -              -
   Foreign tax withholding                                  -                -              -
   Other                                                    -                -              -
      Total liabilities                                   256              589         13,421
NET ASSETS                                        $   116,047     $     63,314     $  500,350
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $   115,758     $     48,781     $  243,987
 Undistributed net investment income                      199               42            (15)
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                        5,490            3,317         37,767
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies               (5,400)          11,174        218,611
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $   116,047     $     63,314     $  500,350
Capital shares, $1.00 par value
 Authorized                                            20,000           10,000        100,000
 Outstanding                                            9,579            2,684         24,158
NET ASSET VALUE PER SHARE                         $     12.11     $      23.59     $    20.71

See accompanying Notes to Financial Statements


Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)
                                                    SHADOW           BABSON
                                                  STOCK FUND       VALUE FUND
ASSETS:
 Investments at cost                              $    34,736     $    638,717
 Investments at value                             $    40,756     $    817,568
 Cash denominated in foreign currencies (cost $2)           -                -
 Cash                                                     106                -

 Receivables:
   Investments sold                                         -           27,243
   Dividends                                               60              852
   Interest                                                 -                2
   Fund shares sold                                         5              216
   Foreign tax                                              -                -
   Other                                                    -                -
 Prepaid registration fees                                  -                -
      Total assets                                     40,927          845,881
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -           21,760
 Payables:
   Management fees                                         34              703
   Registration fees                                        -                -
   Dividends                                                -                -
   Investments purchased                                    -                -
   Fund share redemptions                                   -                -
   Foreign tax withholding                                  -                -
   Other                                                    -                -
      Total liabilities                                    34           22,463
NET ASSETS                                        $    40,893     $    823,418
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $    32,662     $    530,582
 Undistributed net investment income                      149            6,709
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                        2,061          107,276
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies                6,021          178,851
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $    40,893     $    823,418
Capital shares, $1.00 par value
 Authorized                                            10,000           50,000
 Outstanding                                            3,568           18,610
NET ASSET VALUE PER SHARE                         $     11.46     $      44.25

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)

                                                   BABSON-           BABSON          BABSON
                                                STEWART IVORY      BOND TRUST      BOND TRUST
                                              INTERNATIONAL FUND  PORTFOLIO L     PORTFOLIO S
ASSETS:
 Investments at cost                              $    62,904     $    115,118     $   34,449
 Investments at value                             $    96,708     $    109,866     $   33,171
 Cash denominated in foreign currencies (cost $2)           3                -              -
 Cash                                                       1                -              -

 Receivables:
   Investments sold                                         -                -              -
   Dividends                                               61                -              -
   Interest                                                 -            1,796            537
   Fund shares sold                                        18                -              7
   Foreign tax                                             63                -              -
   Other                                                    -              153             56
 Prepaid registration fees                                  -                3              1
      Total assets                                     96,854          111,818         33,772
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -            3,415            323
 Payables:
   Management fees                                         80               89             19
   Registration fees                                        -                -              -
   Dividends                                                -              577            175
   Investments purchased                                    -                -              -
   Fund share redemptions                                   -                -              -
   Foreign tax withholding                                  7                -              -
   Other                                                    -                -              -
      Total liabilities                                    87            4,081            517
NET ASSETS                                        $    96,767     $    107,737     $   33,255
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $    49,268     $    116,538     $   36,729
 Undistributed net investment income                     (674)               -              -
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                       14,372           (3,549)        (2,196)
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies               33,801            (5,25)        (1,278)
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $    96,767     $    107,737     $   33,255
Capital shares, $1.00 par value
 Authorized                                            10,000        Unlimited      Unlimited
 Outstanding                                            3,913           72,552          3,549
NET ASSET VALUE PER SHARE                         $     24.73     $       1.48     $     9.37

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)

                                                    BABSON             BABSON
                                              MONEY MARKET FUND  MONEY MARKET FUND
                                               PRIME PORTFOLIO   FEDERAL PORTFOLIO
ASSETS:
 Investments at cost                              $    39,760     $      9,643
 Investments at value                             $    39,760     $      9,643
 Cash denominated in foreign currencies (cost $2)           -                -
 Cash                                                      88                -

 Receivables:
   Investments sold                                         -                -
   Dividends                                                -                -
   Interest                                                 -                -
   Fund shares sold                                         -                -
   Foreign tax                                              -                -
   Other                                                    -                -
 Prepaid registration fees                                 24               12
      Total assets                                     39,872            9,655
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -               11
 Payables:
   Management fees                                         30                7
   Registration fees                                        -                -
   Dividends                                              169               38
   Investments purchased                                    -                -
   Fund share redemptions                                   -                -
   Foreign tax withholding                                  -                -
   Other                                                    -                -
      Total liabilities                                   199               56
NET ASSETS                                        $    39,673     $      9,599
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $    39,680     $      9,599
 Undistributed net investment income                        -                -
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                           (7)               -
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies                    -                -
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $    39,673     $      9,599
Capital shares, $1.00 par value
 Authorized                                         1,000,000        1,000,000
 Outstanding                                           39,677            9,598
NET ASSET VALUE PER SHARE                         $      1.00     $       1.00

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)

                                                    BABSON           BABSON          BABSON
                                                   TAX-FREE         TAX-FREE        TAX-FREE
                                                 INCOME FUND      INCOME FUND     INCOME FUND
                                                 PORTFOLIO L      PORTFOLIO S     PORTFOLIO MM
ASSETS:
 Investments at cost                              $    24,074      $    17,179     $    7,352
 Investments at value                             $    23,885      $    17,081     $    7,352
 Cash denominated in foreign currencies (cost $2)           -                -              -
 Cash                                                      27               27             64

 Receivables:
   Investments sold                                         -                -              -
   Dividends                                                -                -              -
   Interest                                               376              278             55
   Fund shares sold                                        28                -              -
   Foreign tax                                              -                -              -
   Other                                                    -                -              -
 Prepaid registration fees                                  -                -              -
      Total assets                                     24,316           17,386          7,471
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -                -              -
 Payables:
   Management fees                                         20               14              4
   Registration fees                                        -                1              -
   Dividends                                               92               56             20
   Investments purchased                                    -                -              -
   Fund share redemptions                                   -                -              -
   Foreign tax withholding                                  -                -              -
   Other                                                    -                -              -
      Total liabilities                                   112               71             24
NET ASSETS                                        $    24,204     $     17,315     $    7,447
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $    24,427     $     17,463     $    7,450
 Undistributed net investment income                        -                1              -
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                          (34)             (52)            (3)
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies                 (189)             (97)             -
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $    24,204     $     17,315     $    7,447
Capital shares, $1.00 par value
 Authorized                                            50,000           50,000        100,000
 Outstanding                                            2,852            1,663          7,444
NET ASSET VALUE PER SHARE                         $      8.49     $      10.41     $     1.00

See accompanying Notes to Financial Statements.


Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)

                                                    BABSON           BABSON           BABSON
                                               ENTERPRISE FUND  ENTERPRISE FUND II  GROWTH FUND
INVESTMENT INCOME:
   Dividends                                      $       750     $        457     $    1,462
   Interest                                                52               23            395
   Foreign tax withheld                                    (3)               -              -
                                                          799              480          1,857
EXPENSES:
   Management fees                                        741              422          1,848
   Registration fees                                       13               13             24
   Custody and pricing service fees                         -                -              -
      Total expenses before voluntary reduction
      of management fees                                  754              435          1,872
      Less: voluntary reduction of management fees          -                -              -
     Net expenses                                         754              435          1,872
     Net investment income                                 45               45            (15)
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                            3,172            2,786         31,175
     Foreign currency transactions                          -                -              -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                      (19,266)          (4,543)        14,062
     Translation of assets and liabilities
      in foreign currencies                                 -                -              -
     Net gain (loss) on investments
      and foreign currency                            (16,094)          (1,757)        45,237
     Net increase (decrease) in net assets
      resulting from operations                   $    (16,04)    $     (1,712)    $   45,222

See accompanying Notes to Financial Statements.


Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)
                                                    SHADOW           BABSON
                                                  STOCK FUND       VALUE FUND
INVESTMENT INCOME:
   Dividends                                      $       340     $     19,124
   Interest                                                34              653
   Foreign tax withheld                                     -             (163)
                                                          374           19,614
EXPENSES:
   Management fees                                        177            5,001
   Registration fees                                       65               31
   Custody and pricing service fees                         -                -
      Total expenses before voluntary reduction
      of management fees                                  242            5,032
      Less: voluntary reduction of management fees          -                -
     Net expenses                                         242            5,032
     Net investment income                                132           14,582
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                            2,009           76,022
     Foreign currency transactions                          -                -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                       (3,230)        (212,792)
     Translation of assets and liabilities
      in foreign currencies                                 -                -
     Net gain (loss) on investments
      and foreign currency                             (1,221)        (136,770)
     Net increase (decrease) in net assets
      resulting from operations                   $    (1,089)    $   (122,188)


See accompanying Notes to Financial Statements.


Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)

                                                   BABSON-           BABSON          BABSON
                                                STEWART IVORY      BOND TRUST      BOND TRUST
                                              INTERNATIONAL FUND  PORTFOLIO L     PORTFOLIO S
INVESTMENT INCOME:
   Dividends                                      $       369     $          -     $        -
   Interest                                                35            4,044          1,192
   Foreign tax withheld                                   (48)               -              -
                                                          356            4,044          1,192
EXPENSES:
   Management fees                                        412              551            170
   Registration fees                                       14               14              5
   Custody and pricing service fees                       116                -              -
      Total expenses before voluntary reduction
      of management fees                                  542              565            175
      Less: voluntary reduction of management fees          -                -            (54)
     Net expenses                                         542              565            121
     Net investment income                               (186)           3,479          1,071
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                            8,263             (244)          (200)
     Foreign currency transactions                        (20)               -              -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                       14,450           (3,147)          (638)
     Translation of assets and liabilities
      in foreign currencies                                11                -              -
     Net gain (loss) on investments
      and foreign currency                             22,704           (3,391)          (838)
     Net increase (decrease) in net assets
      resulting from operations                   $    22,518     $         88     $      233

See accompanying Notes to Financial Statements.


Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)

                                                    BABSON              BABSON
                                              MONEY MARKET FUND   MONEY MARKET FUND
                                               PRIME PORTFOLIO    FEDERAL PORTFOLIO
INVESTMENT INCOME:
   Dividends                                      $         -     $          -
   Interest                                             1,098              305
   Foreign tax withheld                                     -                -
                                                        1,098              305
EXPENSES:
   Management fees                                        173               50
   Registration fees                                        5                1
   Custody and pricing service fees                         -                -
      Total expenses before voluntary reduction
      of management fees                                  178               51
      Less: voluntary reduction of management fees          -                -
     Net expenses                                         178               51
     Net investment income                                920              254
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                                -                -
     Foreign currency transactions                          -                -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                            -                -
     Translation of assets and liabilities
      in foreign currencies                                 -                -
     Net gain (loss) on investments
      and foreign currency                                  -                -
     Net increase (decrease) in net assets
      resulting from operations                   $       920     $        254

See accompanying Notes to Financial Statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)

                                                    BABSON           BABSON          BABSON
                                                   TAX-FREE         TAX-FREE        TAX-FREE
                                                 INCOME FUND      INCOME FUND     INCOME FUND
                                                 PORTFOLIO L      PORTFOLIO S     PORTFOLIO MM
INVESTMENT INCOME:
   Dividends                                      $         -     $          -     $        -
   Interest                                               694              437            180
   Foreign tax withheld                                     -                -              -
                                                          694              437            180
EXPENSES:
   Management fees                                        120               87             27
   Registration fees                                        8                6              4
   Custody and pricing service fees                         -                -              -
      Total expenses before voluntary reduction
      of management fees                                  128               93             31
      Less: voluntary reduction of management fees          -                -              -
     Net expenses                                         128               93             31
     Net investment income                                566              344            149
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                               38              (83)            (2)
     Foreign currency transactions                          -                -              -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                       (1,042)             (93)             -
     Translation of assets and liabilities
      in foreign currencies                                 -                -              -
     Net gain (loss) on investments
      and foreign currency                             (1,004)            (176)            (2)
      Net increase (decrease) in net assets
         resulting from operations                $      (438)     $       168     $      147

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                             BABSON ENTERPRISE FUND
                                                     1999           1999(1)         1998(2)
OPERATIONS:
 Net investment income                            $        45     $        287     $      602
 Net realized gain from investment
   and foreign currency transactions                    3,172           11,805         28,111
 Net unrealized appreciation (depreciation)
   on investments and translation of assets and
    liabilities in foreign currencies during
    the period                                        (19,266)          (6,426)       (51,434)
     Net increase (decrease) in net assets
      resulting from operations                       (16,049)           5,666        (22,721)
 Net equalization included in the price
   of shares issued and redeemed                            -                -            (78)
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (133)            (531)          (607)
 Net realized gain from investment transactions        (9,320)         (26,217)       (24,566)
     Total distributions to shareholders               (9,453)         (26,748)       (25,173)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            7,216            3,937          7,033
 Reinvested distributions                               8,858           25,039         23,501
                                                       16,074           28,976         30,534
 Shares repurchased                                   (29,904)         (31,806)       (19,465)
     Net increase (decrease) from capital
        share transactions                            (13,830)          (2,830)        11,069
      Net increase (decrease) in net assets           (39,332)         (23,912)       (36,903)
NET ASSETS:
 Beginning of period                                  155,379          179,291        216,194
 End of period                                    $   116,047     $    155,379     $  179,291
 Undistributed net investment
  income at end of period                         $   199,333     $        287     $      643
*Fund share transactions:
 Shares sold                                              557              287            389
 Reinvested distributions                                 763            1,817          1,279
                                                        1,320            2,104          1,668
 Shares repurchased                                    (2,297)          (2,329)        (1,074)
     Net increase (decrease) in fund shares              (977)            (225)            594

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                           BABSON ENTERPRISE FUND II
                                                     1999           1999(1)         1998(2)
OPERATIONS:
 Net investment income                            $        45     $         48     $      340
 Net realized gain from investment
   and foreign currency transactions                    2,786            1,859          4,678
 Net unrealized appreciation (depreciation)
   on investments and translation of assets and
    liabilities in foreign currencies during
    the period                                         (4,543)           5,370        (10,623)
     Net increase (decrease) in net assets
      resulting from operations                        (1,712)           7,277         (5,605)
 Net equalization included in the price
   of shares issued and redeemed                            -                -             72
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                    (51)            (174)          (154)
 Net realized gain from investment transactions        (1,313)          (3,718)        (6,554)
     Total distributions to shareholders               (1,364)          (3,892)        (6,708)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            6,443           10,618         41,623
 Reinvested distributions                               1,298            3,737          6,442
                                                        7,741           14,355         48,065
 Shares repurchased                                   (18,660)         (23,385)       (34,570)
     Net increase (decrease) from
        capital share transactions                    (10,919)          (9,030)        13,495
      Net increase (decrease) in net assets           (13,995)          (5,645)         1,254
NET ASSETS:
 Beginning of period                                   77,309           82,954         81,700
 End of period                                    $    63,314     $     77,309     $   82,954
 Undistributed net investment
  income at end of period                         $        42     $         48     $      480
*Fund share transactions:
 Shares sold                                              272              481          1,679
 Reinvested distributions                                  58              174            265
                                                          330              655          1,944
 Shares repurchased                                      (804)          (1,072)        (1,428)
     Net increase (decrease) in fund shares              (474)            (417)           516

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                           BABSON GROWTH FUND
                                                     1999           1999(3)
OPERATIONS:
 Net investment income                            $       (15)     $       407
 Net realized gain from investment
   and foreign currency transactions                   31,175           78,657
 Net unrealized appreciation (depreciation)
   on investments and translation of assets and
   liabilities in foreign currencies during
   the period                                          14,062           (2,914)
     Net increase (decrease) in net assets
      resulting from operations                        45,222           76,150
 Net equalization included in the price
   of shares issued and redeemed                            -                -
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                      -             (435)
 Net realized gain from investment transactions       (27,634)         (89,064)
     Total distributions to shareholders              (27,634)         (89,499)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           14,244           68,166
 Reinvested distributions                              25,499           82,101
                                                       39,743          150,267
 Shares repurchased                                   (47,322)         (97,578)
     Net increase (decrease) from
      capital share transactions                       (7,579)          52,689
      Net increase (decrease) in net assets            10,009           39,340
NET ASSETS:
 Beginning of period                                  490,341          451,001
 End of period                                    $   500,350     $    490,341
 Undistributed net investment income at
  end of period                                   $       (15)    $          -
*Fund share transactions:
 Shares sold                                              717            3,360
 Reinvested distributions                               1,302            4,205
                                                        2,019            7,565
 Shares repurchased                                    (2,369)          (4,770)
     Net increase (decrease) in fund shares              (350)           2,795

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                         SHADOW STOCK FUND
                                                     1999           1999(3)
OPERATIONS:
 Net investment income                            $       132     $        454
 Net realized gain from investment
   and foreign currency transactions                   76,022           68,640
 Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities in foreign currencies during
   the period                                          (1,089)            (238)
     Net increase (decrease) in net assets
      resulting from operations                        (1,089)            (238)
 Net equalization included in the price
   of shares issued and redeemed                            -                -
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (174)            (283)
 Net realized gain from investment transactions        (1,098)          (3,971)
     Total distributions to shareholders               (1,272)          (4,254)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            4,848           16,595
 Reinvested distributions                               1,148            3,827
                                                        5,996           20,422
 Shares repurchased                                   (13,015)         (17,176)
     Net increase (decrease) from
      capital share transactions                       (7,019)           3,246
      Net increase (decrease) in net assets            (9,380)          (1,246)
NET ASSETS:
 Beginning of period                                   50,273           51,519
 End of period                                    $    40,893     $     50,273
 Undistributed net investment income at end
  of period                                       $       150     $        191
*Fund share transactions:
 Shares sold                                              411            1,433
 Reinvested distributions                                 103              340
                                                          514            1,773
 Shares repurchased                                    (1,114)          (1,497)
     Net increase (decrease) in fund shares              (600)             276

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                               BABSON VALUE FUND
                                                     1999           1999(1)         1999(2)
OPERATIONS:
 Net investment income                            $    14,582     $      7,964     $   19,814
 Net realized gain from investment
   and foreign currency transactions                   76,022           68,640         75,274
 Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities in foreign currencies during
   the period                                        (212,792)          84,680        (55,316)
     Net increase (decrease) in net assets
      resulting from operations                      (122,188)         161,284         39,772
 Net equalization included in the price
   of shares issued and redeemed                            -                -          1,006
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                 (8,323)         (11,954)       (17,864)
 Net realized gain from investment transactions       (27,183)         (60,876)        (43,88)
     Total distributions to shareholders              (35,506)         (72,830)       (61,744)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           58,661          183,659        513,526
 Reinvested distributions                              30,217           59,332         49,896
                                                       88,878          242,991        563,422
 Shares repurchased                                  (351,696)        (581,111)      (468,037)
     Net increase (decrease) from
      capital share transactions                     (262,818)        (338,120)        95,385
      Net increase (decrease) in net assets          (420,512)        (249,666)        74,419
NET ASSETS:
 Beginning of period                                1,243,930        1,493,596      1,419,177
 End of period                                    $   823,418     $  1,243,930     $1,493,596
 Undistributed net investment income at end
  of period                                       $     6,708     $        450     $   17,971
*Fund share transactions:
 Shares sold                                            1,232            3,842         10,705
 Reinvested distributions                                 694            1,320          1,109
                                                        1,926            5,162         11,814
 Shares repurchased                                    (7,535)         (12,441)       (10,053)
     Net increase (decrease) in fund shares            (5,609)          (7,279)          1,761

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                        BABSON STEWART IVORY
                                                         INTERNATIONAL FUND
                                                     1999           1999(3)
OPERATIONS:
 Net investment income                            $      (186)     $       220
 Net realized gain from investment
   and foreign currency transactions                    8,243            9,117
 Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities in foreign currencies during
   the period                                          14,461           (4,719)
     Net increase (decrease) in net assets resulting
      from operations                                  22,518            4,618
 Net equalization included in the price
   of shares issued and redeemed                            -                -
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                      -             (196)
 Net realized gain from investment transactions        (1,140)          (4,016)
     Total distributions to shareholders               (1,140)          (4,212)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           60,800          141,384
 Reinvested distributions                                 965            3,579
                                                       61,765          144,963
 Shares repurchased                                   (74,986)        (161,163)
     Net increase (decrease) from
      capital share transactions                      (13,221)         (16,200)
      Net increase (decrease) in net assets             8,157          (15,794)
NET ASSETS:
 Beginning of period                                   88,610          104,404
 End of period                                    $    96,767     $     88,610
 Undistributed net investment income at end
  of period                                       $      (674)    $       (488)
*Fund share transactions:
 Shares sold                                            2,918            7,620
 Reinvested distributions                                  42              194
                                                        2,960            7,814
 Shares repurchased                                    (3,596)          (8,579)
     Net increase (decrease) in fund shares              (636)            (765)

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                        BABSON BOND TRUST - PORTFOLIO L
                                                     1999           1999(1)         1999(2)
OPERATIONS:
 Net investment income                            $     3,479     $      4,188     $    7,650
 Net realized gain (loss) from
  investment transactions                                (244)              97          2,150
 Net unrealized appreciation (depreciation)
   on investments during the period                    (3,147)          (5,777)           394
     Net increase (decrease) in net assets
      resulting from operations                            88           (1,492)        10,194
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                 (3,479)          (4,188)        (7,650)
 Net realized gain from investment transactions             -                -              -
     Total from distributions to shareholders          (3,479)          (4,188)        (7,650)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            5,243           20,367         23,231
 Reinvested distributions                               2,883            2,940          6,273
                                                        8,126           23,307         29,504
 Shares repurchased                                   (17,065)         (25,749)       (36,335)
     Net increase (decrease) from
      capital share transactions                       (8,939)          (2,442)        (6,831)
      Net increase (decrease) in net assets           (12,330)          (8,122)        (4,287)
NET ASSETS:
 Beginning of period                                  120,679          128,186        132,473
 End of period                                    $   108,349     $    120,064     $  128,186
 Undistributed net investment income at end
  of period                                       $         -     $          -     $      260
Fund share transactions:
 Shares sold                                            3,072           12,849         14,688
 Reinvested distributions                               1,920            1,880          3,973
                                                        4,992           14,729         18,661
 Shares repurchased                                   (11,371)         (16,326)       (23,027)
     Net increase (decrease) in fund shares            (6,379)          (1,597)        (4,366)

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                        BABSON BOND TRUST - PORTFOLIO S
                                                     1999           1999(1)         1999(2)
OPERATIONS:
 Net investment income                            $     1,071     $      1,279     $    2,297
 Net realized gain (loss) from
  investment transactions                                (200)             156            337
 Net unrealized appreciation (depreciation)
   on investments during the period                      (638)          (1,355)           155
     Net increase (decrease) in net assets
      resulting from operations                           233               80          2,789
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                 (1,071)          (1,279)        (2,297)
 Net realized gain from investment transactions             -                -              -
     Total from distributions to shareholders          (1,071)          (1,279)        (2,297)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            1,687            6,269          6,842
 Reinvested distributions                                 929              943          2,008
                                                        2,616            7,212          8,850
 Shares repurchased                                    (5,609)          (7,377)       (11,448)
     Net increase (decrease) from
      capital share transactions                       (2,993)            (165)        (2,598)
      Net increase (decrease) in net assets            (3,831)          (1,364)        (2,106)
NET ASSETS:
 Beginning of period                                   37,094           38,458         40,564
 End of period                                    $    33,263     $     37,094     $   38,458
 Undistributed net investment income at end
  of period                                       $         -     $          -     $        -
Fund share transactions:
 Shares sold                                              177              638            692
 Reinvested distributions                                  98               96            203
                                                          275              734            895
 Shares repurchased                                      (590)            (751)        (1,161)
     Net increase (decrease) in fund shares              (315)             (17)          (266)

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                              BABSON MONEY MARKET FUND - PRIME PORTFOLIO
                                                     1999           1999(3)
OPERATIONS:
 Net investment income                            $       920     $      1,670
 Net realized gain (loss) from investment
  transactions                                              -                -
 Net unrealized appreciation (depreciation)
   on investments during the period                         -                -
     Net increase (decrease) in net assets
      resulting from operations                           920            1,670
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (920)          (1,670)
 Net realized gain from investment transactions             -                -
     Total from distributions to shareholders            (920)          (1,670)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           24,862           41,648
 Reinvested distributions                                 838            1,563
                                                       25,700           43,211
 Shares repurchased                                   (25,103)         (40,853)
     Net increase (decrease) from
      capital share transactions                          597            2,358
      Net increase (decrease) in net assets               597            2,358
NET ASSETS:
 Beginning of period                                   39,076           36,718
 End of period                                    $    39,673     $     39,076
 Undistributed net investment income at end
  of period                                       $         -     $          -
Fund share transactions:
 Shares sold                                           24,861           41,657
 Reinvested distributions                                 838            1,563
                                                       25,699           43,220
 Shares repurchased                                   (25,103)         (39,081)
     Net increase (decrease) in fund shares               596            4,139

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                             BABSON MONEY MARKET FUND - FEDERAL PORTFOLIO
                                                     1999           1999(3)
OPERATIONS:
 Net investment income                            $       254     $        588
 Net realized gain (loss) from investment
  transactions                                              -                -
 Net unrealized appreciation (depreciation)
   on investments during the period                         -                -
     Net increase (decrease) in net assets
      resulting from operations                           254              588
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (254)            (588)
 Net realized gain from investment transactions             -                -
     Total from distributions to shareholders            (254)            (588)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            3,181           13,595
 Reinvested distributions                              (1,191)             566
                                                        1,990           14,161
 Shares repurchased                                    (5,844)         (13,014)
     Net increase (decrease) from
      capital share transactions                       (3,854)           1,147
      Net increase (decrease) in net assets            (3,854)           1,147
NET ASSETS:
 Beginning of period                                   13,453           12,306
 End of period                                    $     9,599     $     13,453
 Undistributed net investment income at end
  of period                                       $         -     $          -
Fund share transactions:
 Shares sold                                            3,181           13,594
 Reinvested distributions                              (1,191)             566
                                                        1,990           14,160
 Shares repurchased                                    (5,843)         (12,997)
     Net increase (decrease) in fund shares            (3,853)           1,163

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                BABSON TAX-FREE INCOME FUND PORTFOLIO L
                                                     1999           1999(3)
OPERATIONS:
 Net investment income                            $       566     $      1,166
 Net realized gain (loss) from investment
  transactions                                             38              157
 Net unrealized appreciation (depreciation)
   on investments during the period                    (1,042)            (827)
     Net increase (decrease) in net assets
      resulting from operations                          (438)             496
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (566)          (1,166)
 Net realized gain from investment transactions          (228)            (221)
     Total from distributions to shareholders            (794)          (1,387)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                              272            1,283
 Reinvested distributions                                 468              757
                                                          740            2,040
 Shares repurchased                                    (1,206)          (2,541)
     Net increase (decrease) from
      capital share transactions                         (466)            (501)
      Net increase (decrease) in net assets            (1,698)          (1,392)
NET ASSETS:
 Beginning of period                                   25,902           27,294
 End of period                                    $    24,204     $     25,902
 Undistributed net investment income at end
  of period                                       $         -     $          -
Fund share transactions:
 Shares sold                                               31              131
 Reinvested distributions                                  53               83
                                                           84              214
 Shares repurchased                                      (138)            (269)
     Net increase (decrease) in fund shares               (54)             (55)

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                BABSON TAX-FREE INCOME FUND PORTFOLIO S
                                                     1999           1999(3)
OPERATIONS:
 Net investment income                            $       344     $        790
 Net realized gain (loss) from investment
  transactions                                            (83)             107
 Net unrealized appreciation (depreciation)
   on investments during the period                       (93)            (472)
     Net increase (decrease) in net assets
      resulting from operations                           168              425
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (344)            (790)
 Net realized gain from investment transactions           (68)             (51)
     Total from distributions to shareholders            (412)            (841)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                              203              737
 Reinvested distributions                                 287              574
                                                          490            1,311
 Shares repurchased                                    (1,881)          (3,290)
     Net increase (decrease) from
      capital share transactions                       (1,391)          (1,979)
      Net increase (decrease) in net assets            (1,635)          (2,395)
NET ASSETS:
 Beginning of period                                   18,950           21,345
 End of period                                    $    17,315     $     18,950
 Undistributed net investment income at end
  of period                                       $         1     $          1
Fund share transactions:
 Shares sold                                               23               65
 Reinvested distributions                                  24               53
                                                           47              118
 Shares repurchased                                      (179)            (302)
     Net increase (decrease) in fund shares              (132)            (184)

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED (IN THOUSANDS)

                                                BABSON TAX-FREE INCOME FUND PORTFOLIO M
                                                     1999           1999(3)
OPERATIONS:
 Net investment income                            $       149     $        310
 Net realized gain (loss) from investment
  transactions                                             (2)               -
 Net unrealized appreciation (depreciation)
   on investments during the period                         -                -
     Net increase (decrease) in net assets
      resulting from operations                           147              310
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (150)            (310)
 Net realized gain from investment transactions             -                -
     Total from distributions to shareholders            (150)            (310)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            3,099           10,230
 Reinvested distributions                                 141              277
                                                        3,240           10,507
 Shares repurchased                                    (6,283)         (10,283)
     Net increase (decrease) from
      capital share transactions                       (3,043)             224
      Net increase (decrease) in net assets            (3,046)             224
NET ASSETS:
 Beginning of period                                   10,493           10,269
 End of period                                    $     7,447     $     10,493
 Undistributed net investment income at end
  of period                                       $         -     $          -
Fund share transactions:
 Shares sold                                            3,119           10,230
 Reinvested distributions                                 120              277
                                                        3,239           10,507
 Shares repurchased                                    (6,282)         (10,283)
     Net increase (decrease) in fund shares            (3,043)             224

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.


Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:

The Babson Enterprise Fund, Babson Enterprise
Fund II, David L. Babson Growth Fund, Shadow
Stock Fund, Babson Value Fund, Babson-Stewart
Ivory International Fund, D.L. Babson Bond
Trust, D.L. Babson Money Market Fund and D.L.
Babson Tax-Free Income Fund (collectively referred to herein as the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load open-end, diversified management investment companies.
The D.L. Babson Bond Trust (comprising of
Portfolio L and S), D.L. Babson Money Market
Fund  (comprising of Prime and Federal
Portfolios) and D.L. Babson Tax-Free Income
Fund (comprising of Portfolio L, S and MM) are of a series type. The Funds are required to account for the assets of each Series separately and to allocate general liabilities of a Fund to each Series based upon the net asset value of each Series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A. Investment Valuation - Securities are valued at the latest sales price for securities traded on a principal exchange
(U.S.  or foreign) and on the NASDAQ National
Market. Securities  traded on over-the-
counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M.
(Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment
Income - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of market discounts. Premiums on debt securities are not amortized, except for D.L.
Babson Tax-Free Income Fund which amortizes premiums. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

C. Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Dividend income is translated at the rate of exchange on the ex-dividend date. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts - The
Babson-Stewart Ivory International Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S.
dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New York Stock
Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss.
When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts for the period ended December 31, 1999.

E. Federal and State Taxes - The Funds
complied with the requirements of the
Internal Revenue Code applicable to
regulated investment companies and therefore, no provision for federal or state tax is required. At June 30, 1999, the D.L. Babson
Money Market Prime Portfolio, D.L. Babson
Bond Trust  Portfolio L and D.L. Babson Bond
Trust Portfolio S had accumulated net
realized losses on sales of investments for federal income tax purposes of $7,368
(expiring $67 in 2000, $56 in 2001, $81 in
2002, $6,722 in 2003, $306 in 2005 and $136
in 2006), $3,307,631 (expiring $970,985 in
2002, $423,327 in 2003, $1,367,653 in 2004
and $545,666 in 2005) and $1,988,385
(expiring $579,476 in 2002, $388,485 in 2003,
$577,562 in 2004 and $442,862 in 2005),
respectively, which are available to offset future taxable gains.

F. Distributions to Shareholders -
Distributions to shareholders are recorded on ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. These differences are primarily due to losses deferred due to wash sales and foreign currency transactions.

G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Management fees are paid for services which include administration, and all other operating expenses of each Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on each Fund and its shares and the cost of qualifying a Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc. Each of the Funds was subject to the following management fees:

                          AVERAGE DAILY NET  ANNUAL RATE
FUND                        ASSETS OF FUND   PERCENTAGE

Enterprise and            Up to $30 million      1.5%
Enterprise II              Over $30 million      1.0%
Shadow Stock                                     1.0%
Growth                    Up to $250 million     .85%
                          Over $250 million      .70%
Value, Tax-Free Income
(Portfolio L and S), Bond
Trust (Portfolio L and S)
and Stewart Ivory
International                                    .95%
Money Market
(Portfolio Prime and Federal)                    .85%
Tax-Free Income
(Portfolio MM)                                   .50%

During the period from December 1, 1991 to March 31, 2001, fees for Bond Trust
(Portfolio S) have been voluntarily reduced to an annual rate of .65% of average daily net assets of the portfolio.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended
December 31, 1999 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Babson Enterprise Fund:
Purchases                               $  21,204,188
Proceeds from sales                        38,791,928

Babson Enterprise Fund II:
Purchases                               $   6,835,365
Proceeds from sales                        15,205,521

Babson Growth Fund:
Purchases                               $ 133,687,179
Proceeds from sales                       146,027,315

Shadow Stock Fund:
Purchases                               $     795,063
Proceeds from sales                         6,027,013

Babson Value Fund:
Purchases                               $ 121,258,743
Proceeds from sales                       335,101,844

Babson-Stewart Ivory International Fund:
Purchases                               $  20,239,559
Proceeds from sales                        31,944,053

Babson Bond Trust - Portfolio L:
Purchases                               $  11,218,005
Proceeds from sales                         8,709,572

Babson Bond Trust - Portfolio S:
Purchases                               $   6,570,906
Proceeds from sales                         7,372,723

Babson Money Market Fund - Prime Portfolio:
Purchases                               $ 802,666,658
Proceeds from sales                       803,195,000

Babson Money Market Fund - Federal Portfolio:
Purchases                               $ 321,609,793
Proceeds from sales                       325,629,000

Babson Tax-Free Income Fund - Portfolio L:
Purchases                               $   4,958,930
Proceeds from sales                         6,439,138

Babson Tax-Free Income Fund - Portfolio S:
Purchases                               $   2,313,183
Proceeds from sales                         4,740,597

Babson Tax-Free Income Fund - Portfolio MM:
Purchases                               $  13,521,785
Proceeds from sales                        17,193,494

4. LINE OF CREDIT:

Babson Enterprise Fund, Babson Enterprise
Fund II, Babson Growth Fund, Shadow Stock
Fund, Babson Value Fund and Babson-Stewart
Ivory International Fund share in a $45
million revolving credit facility for
temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any related commitment fees are paid by Jones & Babson, Inc. There were no borrowings under the line of credit for the six months ended December
31, 1999.


FINANCIAL HIGHLIGHTS

BABSON ENTERPRISE FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                                       SIX MONTHS   SEVEN MONTHS
                                          ENDED        ENDED
                                   DECEMBER 31, 1999  JUNE 30,                YEARS
                                                                        ENDED NOVEMBER 30,
                                       (UNAUDITED)     1999        1998       1997      1996      1995
Net asset value, beginning of period      $   14.72  $   16.63  $  21.22   $  18.51  $  17.35  $  16.64
 Income from investment operations:
   Net investment income                        .01        .03       .04        .06       .06       .10
   Net gains (losses) on securities
     (both realized and unrealized)           (1.55)       .58     (2.15)      5.31      3.06      2.34
 Total from investment operations             (1.54)       .61     (2.11)      5.37      3.12      2.44
Less distributions:
   Dividends from net investment income        (.02)      (.05)     (.06)         -      (.12)     (.04)
   Distributions from capital gains           (1.05)     (2.47)    (2.42)     (2.66)    (1.84)    (1.69)
  Total distributions                         (1.07)     (2.52)    (2.48)     (2.66)    (1.96)    (1.73)
Net asset value, end of period            $   12.11  $   14.72  $  16.63   $  21.22  $  18.51  $  17.35
Total return*                                (10.16%)     4.70%   (11.05%)    33.49%    20.17%    16.42%

Ratios/Supplemental Data
Net assets, end of period (in millions)   $     116  $     155  $    179   $    216  $    202  $    202
Ratio of expenses to average net assets**      1.14%      1.11%     1.09%      1.08%     1.08%     1.09%
Ratio of net investment income
 to average net assets**                        .07%       .32%      .29%       .30%      .35%      .67%
Portfolio turnover rate                         16%         12%       22%        22%       24%       13%


BABSON ENTERPRISE FUND II

Condensed data for a share of capital stock
Outstanding throughout each period.

                                       SIX MONTHS   SEVEN MONTHS
                                          ENDED        ENDED
                                   DECEMBER 31, 1999  JUNE 30,                 YEARS
                                                                         ENDED NOVEMBER 30,
                                       (UNAUDITED)     1999      1998      1997       1996      1995
Net asset value, beginning of period     $  24.48   $  23.20  $  26.70   $  22.75  $  19.19   $  16.22
  Income from investment operations:
   Net investment income                      .02        .03       .10        .08       .11        .05
   Net gains (losses) on securities
     (both realized and unrealized)          (.40)      2.37     (1.50)      6.97      4.45       3.03
   Total from investment operations          (.38)      2.40     (1.40)      7.05      4.56       3.08
Less distributions:
 Dividends from net investment income        (.02)      (.05)     (.05)      (.11)     (.05)      (.02)
 Distributions from capital gains            (.49)     (1.07)    (2.05)     (2.99)     (.95)      (.09)
  Total distributions                        (.51)     (1.12)    (2.10)     (3.10)    (1.00)      (.11)
Net asset value, end of period           $  23.59   $  24.48  $  23.20   $  26.70  $  22.75   $  19.19
Total return*                               (1.48%)    11.03%    (5.61%)    35.29%    25.04%     19.11%
Ratios/supplemental data
Net assets, end of period (in millions)  $     63   $     77  $     83   $     82  $     46   $     40
Ratio of expenses to average net assets**    1.26%      1.23%     1.22%      1.28%     1.38%      1.45%
Ratio of net investment income
 to average net assets**                      .13%       .11%      .40%       .27%      .55%       .30%
Portfolio turnover rate                        10%        14%       25%        25%       30%        15%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

BABSON GROWTH FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                                        SIX MONTHS
                                          ENDED
                                   DECEMBER 31, 1999                    YEARS ENDED
                                                                         JUNE 30,
                                       (UNAUDITED)      1999      1998       1997      1996      1995
Net asset value, beginning of period      $   20.01  $   20.77  $  17.80  $  14.42  $  13.43  $  11.78
  Income from investment operations:
   Net investment income                          -        .02       .06       .09       .12       .18
   Net gains (losses) on securities
     (both realized and unrealized)            3.00       3.25      4.41      4.16      2.91      2.18
  Total from investment operations             3.00       3.27      4.47      4.25      3.03      2.36
  Less distributions:
   Dividends from net investment income           -       (.02)     (.06)     (.09)     (.13)     (.18)
   Distributions from capital gains           (2.30)     (4.01)    (1.44)     (.78)    (1.91)     (.53)
  Total distributions                         (2.30)     (4.03)    (1.50)     (.87)    (2.04)     (.71)
Net asset value, end of period            $   20.71  $   20.01  $  20.77  $  17.80  $   14.42  $  13.43
Total return*                                  9.84%     17.04%    26.73%    30.10%     22.99%    20.23%
Ratios/Supplemental Data
Net assets, end of period (in millions)   $     500  $     490  $    451  $    365  $     280  $    247
Ratio of expenses to average net assets**       .79%       .79%      .80%      .83%       .85%      .85%
Ratio of net investment income
 to average net assets**                       (.01%)      .09%      .30%      .61%       .82%     1.42%
Portfolio turnover rate                          28%        39%       35%       20%        33%       17%


SHADOW STOCK FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                                        SIX MONTHS
                                          ENDED
                                   DECEMBER 31, 1999               YEARS ENDED
                                                                     JUNE 30,
                                       (UNAUDITED)     1999       1998      1997      1996      1995
Net asset value, beginning of period     $  12.06   $   13.24  $   12.57  $  11.31  $  10.55  $   9.67
  Income from investment operations:
 Net investment income                        .08         .11        .08       .12       .09       .10
 Net gains (losses) on securities
   (both realized and unrealized)             .01        (.24)      2.54      2.44      1.67      1.42
  Total from investment operations            .09        (.13)      2.62      2.56      1.76      1.52
  Less distributions:
 Dividends from net investment income        (.08)       (.07)      (.10)     (.09)     (.10)     (.10)
 Distributions from capital gains            (.61)       (.98)     (1.85)    (1.21)     (.90)     (.54)
  Total distributions                        (.69)      (1.05)     (1.95)    (1.30)    (1.00)     (.64)
Net asset value, end of period           $  11.46   $   12.06  $   13.24  $  12.57  $  11.31  $  10.55
Total return*                               (1.92%)      (.25%)    21.98%    23.63%    17.13%    16.16%

Ratios/Supplemental Data
Net assets, end of period (in millions)  $     41   $      50  $      52  $     41  $      39  $     39
Ratio of expenses to average net assets**    1.10%       1.10%      1.16%     1.13%      1.14%     1.13%
Ratio of net investment income
 to average net assets**                      .60%        .97%       .56%     1.00%       .79%     1.01%
Portfolio turnover rate                         2%         21%        43%        0%        25%       19%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

BABSON VALUE FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                                       SIX MONTHS   SEVEN MONTHS
                                          ENDED        ENDED
                                   DECEMBER 31, 1999  JUNE 30,                   YEARS
                                                                           ENDED NOVEMBER 30,
                                       (UNAUDITED)     1999        1998       1997      1996      1995
Net asset value, beginning of period     $   51.36  $   47.42   $  47.73   $  38.65  $  31.78  $  25.19
  Income from investment operations:
   Net investment income                       .85        .45        .62        .51       .55       .59
   Net gains (losses) on securities
     (both realized and unrealized)          (6.04)      5.90       1.09       9.65      7.20      7.20
  Total from investment operations           (5.19)      6.35       1.71      10.16      7.75      7.79
  Less distributions:
   Dividends from net investment income       (.51)      (.44)      (.56)      (.47)     (.53)     (.60)
   Distributions from capital gains          (1.41)     (1.97)     (1.46)      (.61)     (.35)     (.60)
  Total distributions                        (1.92)     (2.41)     (2.02)     (1.08)     (.88)    (1.20)
Net asset value, end of period           $   44.25  $   51.36   $  47.42   $  47.73  $  38.65  $  31.78
Total return*                               (10.24%)    14.14%      3.85%     26.89%    24.91%    32.07%

Ratios/Supplemental Data
Net assets, end of period (in millions)  $     823  $    1,244  $  1,494   $  1,419  $    764  $    293
Ratio of expenses to average net assets**      .96%        .96%      .98%       .97%      .96%      .98%
Ratio of net investment income
 to average net assets**                      2.79%       1.05%     1.28%      1.22%     1.63%     2.12%
Portfolio turnover rate                         12%         13%       42%        17%       11%        6%


BABSON-STEWART IVORY INTERNATIONAL FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                                        SIX MONTHS
                                          ENDED
                                   DECEMBER 31, 1999                 YEARS ENDED
                                                                       JUNE 30,
                                       (UNAUDITED)     1999      1998       1997       1996       1995
Net asset value, beginning of period      $  19.48   $  19.65  $  19.53  $   18.04   $  15.96   $  16.41
  Income from investment operations:
   Net investment income                      (.06)       .03       .08        .07        .07        .16
   Net gains (losses) on securities
     (both realized and unrealized)           5.61        .66      1.07       1.70       2.85        .23
  Total from investment operations            5.55        .69      1.15       1.77       2.92        .39
   Less distributions:
   Dividends from net investment income          -       (.04)     (.07)      (.05)      (.08)      (.17)
   Distributions from capital gains           (.30)      (.82)     (.96)      (.23)      (.65)      (.67)
   Distributions in excess of
     realized capital gains                      -          -         -          -       (.11)         -
  Total distributions                         (.30)      (.86)    (1.03)      (.28)      (.84)      (.84)
Net asset value, end of period             $ 24.73   $  19.48  $  19.65  $   19.53   $  18.04   $  15.96
Total return*                                28.57%      3.76%     6.48%      9.91%     18.66%      2.54%

Ratios/Supplemental Data
Net assets, end of period (in millions)    $    97   $     89  $    104  $     111   $     80   $     65
Ratio of expenses to average net assets**     1.26%      1.23%     1.16%      1.19%      1.26%      1.30%
Ratio of net investment income
 to average net assets**                      (.43%)      .24%      .37%       .47%       .44%      1.13%
Portfolio turnover rate                         24%        51%       48%        40%        33%        37%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

BABSON BOND TRUST - PORTFOLIO L

Condensed data for a share of capital stock
Outstanding throughout each period.

                                       SIX MONTHS   SEVEN MONTHS
                                         ENDED         ENDED
                                   DECEMBER 31, 1999  JUNE 30,             YEARS
                                                                     ENDED NOVEMBER 30,
                                       (UNAUDITED)     1999    1998      1997    1996      1995
Net asset value, beginning of period       $  1.52  $  1.59  $  1.56  $  1.55  $   1.58  $  1.47
  Income from investment operations:
   Net investment income                       .05      .05      .09      .10       .11      .11
   Net gains (losses) on securities
     (both realized and unrealized)           (.04)    (.07)     .03      .01      (.03)     .11
  Total from investment operations             .01     (.02)     .12      .11       .08      .22
  Less distributions:
   Dividends from net investment income       (.05)    (.05)    (.09)    (.10)     (.11)    (.11)
   Distributions from capital gains              -        -        -        -         -        -
  Total distributions                         (.05)    (.05)    (.09)    (.10)     (.11)    (.11)
Net asset value, end of period             $  1.48  $  1.52   $ 1.59  $  1.56  $   1.55   $ 1.58
Total return*                                  .37%   (1.16%)   8.13%    7.26%     5.17%   15.28%

Ratios/Supplemental Data
Net assets, end of period (in millions)    $   108  $   121   $  128  $   132  $    142   $  161
Ratio of expenses to average net assets**      .98%     .97%     .97%     .97%      .97%     .97%
Ratio of net investment income
 to average net assets**                      6.03%    5.73%    5.93%    6.38%     6.96%    7.06%
Portfolio turnover rate                          8%      38%      43%      59%       61%      50%


BABSON BOND TRUST - PORTFOLIO S

Condensed data for a share of capital stock
Outstanding throughout each period.

                                        SIX MONTHS   SEVEN MONTHS
                                           ENDED        ENDED
                                    DECEMBER 31, 1999  JUNE 30,                YEARS
                                                                         ENDED NOVEMBER 30,
                                       (UNAUDITED)      1999      1998      1997      1996      1995
Net asset value, beginning of period      $  9.60    $   9.91  $   9.78  $   9.77  $   9.90  $   9.43
  Income from investment operations:
 Net investment income                        .30         .33       .58       .62       .69       .73
 Net gains (losses) on securities
   (both realized and unrealized)            (.23)       (.31)      .13       .01      (.13)      .47
  Total from investment operations            .07         .02       .71       .63       .56      1.20
  Less distributions:
 Dividends from net investment income        (.30)       (.33)     (.58)     (.62)     (.69)     (.73)
 Distributions from capital gains               -           -         -         -         -         -
  Total distributions                        (.30)       (.33)     (.58)     (.62)     (.69)     (.73)
Net asset value, end of period            $  9.37    $   9.60  $   9.91  $   9.78  $   9.77  $   9.90
Total return*                                 .60%        .15%     7.47%     6.70%     5.96%    13.10%

Ratios/Supplemental Data
Net assets, end of period (in millions)   $    33    $     37  $     38  $     41  $     34  $     33
Ratio of expenses to average net assets**     .68%        .67%      .67%      .66%      .66%      .67%
Ratio of net investment income
 to average net assets**                     6.02%       5.75%     5.90%     6.42%     7.10%     7.47%
Ratio of expenses to average net assets
 before voluntary reduction of
 management fee **                            .98%        .97%      .97%      .97%      .96%      .97%
Portfolio turnover rate                        19%         54%       60%       65%       48%       57%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements


BABSON MONEY MARKET FUND - PRIME PORTFOLIO

Condensed data for a share of capital stock
Outstanding throughout each period.

                                        SIX MONTHS
                                          ENDED
                                    DECEMBER 31, 1999                 YEARS ENDED
                                                                       JUNE 30,
                                       (UNAUDITED)     1999      1998      1997      1996      1995

Net asset value, beginning of period       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00  $  1.00
  Income from investment operations:
   Net investment income                       .02       .04       .05       .05       .05      .05

  Less distributions:
   Dividends from net investment income       (.02)     (.04)     (.05)     (.05)     (.05)    (.05)
Net asset value, end of period             $  1.00   $  1.00   $  1.00   $  1.00   $  1.00  $  1.00
Total return*                                 2.30%     4.38%     4.82%     4.61%     4.83%    4.66%

Ratios/Supplemental Data
Net assets, end of period (in millions)    $    40   $    39   $     37  $    38   $    36  $    40
Ratio of expenses to average net assets**      .88%      .88%       .91%     .92%      .92%     .92%
Ratio of net investment income
 to average net assets**                      4.54%     4.30%      4.73%    4.58%     4.75%    4.58%


BABSON MONEY MARKET FUND - FEDERAL PORTFOLIO

Condensed data for a share of capital stock
Outstanding throughout each period.

                                        SIX MONTHS
                                           ENDED
                                     DECEMBER 31, 1999                   YEARS ENDED
                                                                           JUNE 30,
                                         (UNAUDITED)     1999      1998      1997      1996      1995

Net asset value, beginning of period      $    1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
  Income from investment operations:
   Net investment income                        .02        .04       .05       .04       .05       .04

  Less distributions:
   Dividends from net investment income        (.02)      (.04)     (.05)     (.04)     (.05)     (.04)
Net asset value, end of period            $    1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
Total return*                                  2.23%      4.31%     4.75%     4.58%     4.77%     4.56%

Ratios/Supplemental Data
Net assets, end of period (in millions)   $      10   $     13   $    12   $    13   $    10   $    10
Ratio of expenses to average net assets**       .88%       .88%      .91%      .91%      .91%      .92%
Ratio of net investment income
 to average net assets**                       4.38%      4.23%     4.65%     4.51%     4.67%     4.48%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

BABSON TAX-FREE INCOME FUND - PORTFOLIO L

Condensed data for a share of capital stock
Outstanding throughout each period.

                                        SIX MONTHS
                                          ENDED
                                   DECEMBER 31, 1999                  YEARS ENDED
                                                                        JUNE 30,
                                       (UNAUDITED)      1999      1998      1997      1996      1995
Net asset value, beginning of period      $   8.91    $  9.22   $  8.96   $  8.74   $  8.67   $  8.52
  Income from investment operations:
   Net investment income                       .20        .40       .40       .42       .41       .42
   Net gains (losses) on securities
     (both realized and unrealized)           (.34)      (.24)      .28       .24       .07       .17
  Total from investment operations            (.14)       .16       .68       .66       .48       .59
  Less distributions:
   Dividends from net investment income       (.20)      (.40)     (.40)     (.42)     (.41)     (.42)
   Distributions from capital gains           (.08)      (.07)     (.02)     (.02)        -      (.02)
  Total distributions                         (.28)      (.47)     (.42)     (.44)     (.41)     (.44)
Net asset value, end of period            $    8.49    $ 8.91   $  9.22   $  8.96   $  8.74   $  8.67
Total return*                                 (1.63%)    1.70%     7.82%     7.69%     5.60%     7.21%

Ratios/Supplemental Data
Net assets, end of period (in millions)   $      24    $   26   $    27   $    27   $    27   $    28
Ratio of expenses to average net assets**      1.02%     1.03%     1.06%     1.01%     1.01%     1.02%
Ratio of net investment income
   to average net assets**                     4.49%     4.36%     4.46%     4.71%     4.67%     4.98%
Portfolio turnover rate                          20%        9%       18%       21%       39%       34%


BABSON TAX-FREE INCOME FUND - PORTFOLIO S

Condensed data for a share of capital stock
Outstanding throughout each period.

                                        SIX MONTHS
                                          ENDED
                                   DECEMBER 31, 1999                     YEARS ENDED
                                                                           JUNE 30,
                                       (UNAUDITED)       1999      1998       1997        1996       1995
Net asset value, beginning of period       $   10.56  $   10.79  $   10.74  $  10.69   $  10.71   $  10.62
  Income from investment operations:
   Net investment income                         .20        .42        .44       .44        .44        .45
   Net gains (losses) on securities
     (both realized and unrealized)             (.11)      (.20)       .08       .10        .01        .10
  Total from investment operations               .09        .22        .52       .54        .45        .55
  Less distributions:
   Dividends from net investment income         (.20)      (.42)      (.44)     (.44)      (.44)      (.45)
   Distributions from capital gains             (.04)      (.03)      (.03)     (.05)      (.03)      (.01)
  Total distributions                           (.24)      (.45)      (.47)     (.49)      (.47)      (.46)
Net asset value, end of period             $   10.41  $   10.56  $   10.79  $  10.74   $  10.69   $  10.71
Total return*                                     .86%     1.96%      4.84%     5.18%      4.25%      5.32%

Ratios/Supplemental Data
Net assets, end of period (in millions)    $       17  $     19  $      21  $     23   $     25   $     28
Ratio of expenses to average net assets**        1.02%     1.01%      1.06%     1.01%      1.01%      1.01%
Ratio of net investment income
 to average net assets**                         3.78%     3.82%      4.00%     4.12%      4.13%      4.28%
Portfolio turnover rate                            13%       22%        21%       23%        41%        34%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


BABSON TAX-FREE INCOME FUND - PORTFOLIO MM

Condensed data for a share of capital stock
Outstanding throughout each period.

                                         SIX MONTHS
                                            ENDED
                                      DECEMBER 31, 1999                   YEARS ENDED
                                                                            JUNE 30,
                                          (UNAUDITED)     1999      1998       1997       1996        1995
Net asset value, beginning of period       $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
  Income from investment operations:
   Net investment income                        .01         .03        .03        .03        .03        .03

  Less distributions:
   Dividends from net investment income        (.01)       (.03)      (.03)      (.03)      (.03)      (.03)
Net asset value, end of period             $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Total return*                                  1.42%       2.70%      3.06%      3.03%      3.15%      3.05%

Ratios/Supplemental Data
Net assets, end of period (in millions)    $      7    $     10   $     10   $      9   $      8   $     16
Ratio of expenses to average net assets**       .58%        .55%       .61%       .58%       .58%       .59%
Ratio of net investment income
 to average net assets**                       2.78%       2.65%      3.06%      3.10%      3.15%      3.07%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II, INC., DAVID L. BABSON GROWTH FUND, INC., SHADOW STOCK FUND, INC., BABSON VALUE FUND, INC., BABSON-STEWART IVORY INTERNATIONAL FUND, INC., D.L. BABSON BOND TRUST, D.L. BABSON MONEY MARKET FUND, INC., AND D.L. BABSON TAX-FREE INCOME FUND, INC., AND IS NOT TO
BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS. SHARES OF THE FUNDS
ARE OFFERED ONLY BY THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM
JONES & BABSON, INC.




BABSON FUNDS

JONES & BABSON DISTRIBUTORS
A MEMBER OF THE GENERALI GROUP

P.O. BOX 219757, KANSAS CITY, MO 64121-9757

1-800-4-BABSON
(1-800-422-2766)
WWW.BABSONFUNDS.COM